UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		    Investment Company Act file number 811-22014

                      Pioneer Diversified High Income Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  April 30


Date of reporting period:  May 1, 2018 through October 31, 2018


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                         Pioneer Diversified
                         High Income Trust

--------------------------------------------------------------------------------
                         Semiannual Report | October 31, 2018
--------------------------------------------------------------------------------

                         Ticker Symbol:   HNW

                         [LOGO]   Amundi Pioneer
                                  ==============
                                ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             11

Prices and Distributions                                                      12

Performance Update                                                            13

Schedule of Investments                                                       14

Financial Statements                                                          51

Financial Highlights                                                          55

Notes to Financial Statements                                                 57

Additional Information                                                        75

Approval of Investment Management Agreement                                   78

Trustees, Officers and Service Providers                                      83

          Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18 1

President's Letter

Despite economic news that has remained generally positive throughout 2018, market volatility has increased significantly this year compared with 2017. October was a particularly poor month for both U.S. and global equity markets, as every major stock market index finished the month in negative territory. Results have been more mixed on the fixed-income side, with rising interest rates pushing down most year-to-date returns.

On the economic front, U.S. gross domestic product (GDP) growth exceeded 4% in the second quarter of 2018 and topped 3% once again in the third quarter. The low unemployment rate has continued, with initial jobless claims recently hitting a multi-decade low and consumer and small-business confidence also achieving levels not seen in many years.

Despite the good economic news, and even though wages have been rising, inflation expectations have not risen significantly. For its part, the U.S. Federal Reserve System (the Fed) has continued with its tightening of monetary policy by raising interest rates three times in 2018, while moving forward with the tapering of its balance sheet, a process which began in October 2017.

The greater market volatility this year as compared to last year has been driven by several factors. The aforementioned rising interest rates have been one reason, while the uncertainty surrounding U.S. trade policy has, at times, also led to unsettled markets. Of course, in today's global economy, risk factors extend well beyond U.S. borders, and in recent months investors have grappled with various issues on the international front, including questions surrounding the United Kingdom's Brexit negotiations, concerns about the budgetary policies of the populist Italian government, and the potential impact of Turkey's economic challenges on European banks. Moreover, while trade tensions between the U.S. and Europe have moderated, questions about the future of the U.S./China trade relationship remain unresolved, and any major fracture in that relationship could have a negative impact on China's economy and, by extension, on its Asian trade partners.

With regard to our market outlook, over the medium term, we believe the fundamental investment case for U.S. equities remains in place, with support from the fairly positive economic backdrop and with an additional lift potentially coming from the investment side as U.S. businesses consider increasing capital expenditures. We do believe market volatility will persist and, therefore, careful selection of investment themes, sector allocations, and individual stocks will be increasingly relevant to overall performance, as the

2 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18 maturity of the economic and market cycles could eventually become headwinds. We believe a focus on owning shares of quality companies trading at reasonable prices is key to navigating the current equity-market phase.

In fixed income, we have taken a more cautious approach across our core portfolios with regard to credit-sensitive debt such as corporate bonds, favoring quality and liquidity. As interest rates have risen, we find that short- and intermediate-term U.S. Treasuries have become more attractive, and that agency mortgage-backed securities (MBS) and high-quality, non-agency MBS now also offer lower downside risk. In general, we think structured sectors (such as asset-backed securities and MBS) are more attractive than corporate sectors.

We believe this year's market fluctuations as well as increased risk factors within the global economy have served to remind investors of the importance of active management. Since 1928, active management has been the foundation of Amundi Pioneer's investment approach. We believe active management is especially important during periods of volatility, and that our shareowners can benefit from the experience and tenure of our investment teams, who work collaboratively to make active and informed decisions across our funds.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
October 31, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

          Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18 3

Portfolio Management Discussion | 10/31/18

In the following interview, Andrew Feltus, Jonathan Sharkey, Chin Liu, and Lawrence Zeno discuss the factors that affected the performance of Pioneer Diversified High Income Trust during the six-month period ended October 31, 2018. Mr. Feltus, Managing Director, Co- Director of High Yield, and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), Mr. Sharkey, a senior vice president and a portfolio manager at Amundi Pioneer, Mr. Liu, Managing Director, Director of Insurance-Linked Securities (ILS) and Quantitative Research, and a portfolio manager at Amundi Pioneer, and Mr. Zeno*, a vice president and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Trust.

Q How did the Trust perform during the six-month period ended October 31, 2018?

A    Pioneer Diversified High Income Trust returned 0.33% at net asset value
     (NAV) and -3.51% at market price during the six-month period ended October 31, 2018. During the same six-month period, the Trust's composite benchmark returned -0.10% at NAV.

     The Trust's composite benchmark is based on equal weights of the ICE Bank of America Merrill Lynch (ICE BofA ML) Global High Yield and Emerging Markets Plus (GHY & EMP) Index and the Standard & Poor's/Loan Syndications & Trading Association (S&P/LSTA) Leveraged Loan Index. Unlike the Trust, the composite benchmark does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk.

     During the same period, the average return at NAV of the 51 closed end funds in Morningstar's High Yield Closed End Bond Funds Category (which may or may not be leveraged) was 1.23%, and the average return at market price of the 51 closed end funds in the same Morningstar category was -1.77%. Meanwhile, the average return at NAV of the 42 closed end funds in Morningstar's Bank Loan Closed End Funds Category (which may or may not be leveraged) was 2.29%, and the average return at market price of the 42 closed end funds in the same Morningstar category was -3.79%.

     The shares of the Trust were selling at a 15.6% discount to NAV at the end of the period on October 31, 2018. Comparatively, the shares of the Trust were selling at a 12.2% discount to NAV on April 30, 2018.

     As of October 31, 2018, the 30-day SEC yield on the Trust's shares was 7.33%**.

*    Mr. Zeno became a portfolio manager of the Trust effective June 8, 2018.

** The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Trust's portfolio securities during the period indicated.

4 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18

Q How would you describe the investment environment in the global fixed-income markets during the six-month period ended October 31, 2018?

A The interest-rate environment provided a headwind for bond investors in general over the period. With inflation approaching its 2% target, the U.S. Federal Reserve System (the Fed) continued to raise its benchmark overnight lending rate over the six months, increasing the upper end of the target range for the federal funds rate to 2.25% by the end of the period. U.S. Treasury yields rose across the curve for the period.

     In April 2018, just prior to the beginning of the six-month period, Treasury yields embarked on another upward swing in the wake of the release of the Fed's March meeting minutes, which led to a consensus among market participants that U.S. inflation was headed toward its target and that there was perhaps room for the Fed to raise the federal funds rate more rapidly than previously expected. The ongoing climb in crude oil prices fueled additional market anxiety about inflation and interest rates, while also promising to largely offset the benefit to consumers from lower individual U.S. tax rates. The firming outlook for higher U.S. interest rates led to a significant weakening in the bonds and currencies of some of the less fundamentally sound emerging markets issuers, with Turkey and Argentina feeling the most significant effects. The euro also declined meaningfully versus the U.S. dollar (USD) during the period, as weak regional economic growth (in contrast to strong growth in the United States) prompted the European Central Bank (ECB) to maintain its zero-interest-rate policy and put its potential tightening cycle on hold into 2019.

     Prices of U.S. high-yield securities were supported for most of the six-month period by a continued low default rate relative to historical averages. In addition, notably lower new-issue supply relative to the same period a year earlier helped pricing and served as a counterweight against the negative effects of outflows from high-yield mutual funds. Within the high-yield market, lower-rated issues outperformed higher-rated credits over the six months.

     As the period drew to a close in October, however, U.S. high-yield bonds came under pressure alongside the sharpest one-month decline for the Standard & Poor's 500 Index since September 2011. Market sentiment for riskier assets in October had to contend with an underwhelming start to the third-quarter corporate earnings season, especially with respect to technology companies; further deterioration in U.S.-China trade relations; softening economic growth overseas; Italy's budget crisis; and geopolitical uncertainty.

          Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18 5

Q What factors affected the Trust's benchmark-relative performance during the six-month period ended October 31, 2018?

A Positive contributions to the Trust's benchmark-relative performance during the period were led by the portfolio's exposure to insurance-linked securities (ILS), which are issued by property-and-casualty insurers to help mitigate some of the risk from claims payouts made in the event of a natural disaster. Returns for ILS had suffered in late 2017 due to a number of major disasters over the final months of the calendar year. However, the ILS market has rebounded in 2018, driven by a relatively mild hurricane season. Investing in ILS has been part of our portfolio diversification*** strategy since the Trust's inception in May 2007.

     The Trust's allocation to bank loans contributed positively to performance, though benchmark-relative returns were constrained, somewhat, by the portfolio's underweight to the asset class. Loans benefited from a strong fundamental backdrop and a continued low default rate. In addition, loans attracted interest from investors who sought out the floating-rate features of bank loans in the rising-interest-rate environment that prevailed during the period.

     With regard to individual loans held in the Trust's portfolio, positive contributions to performance were led by exposure to Commercial Barge Line, a provider of marine transportation services for a wide range of dry and liquid cargo, as the loan price benefited over the period from an improved cargo volume outlook. On the downside, the loan price for recreational vehicle (RV) lifestyle retailer Camping World was negatively affected by slowing growth in RV sales, and so the Trust's position detracted from benchmark-relative returns.

     Another detractor from the Trust's returns during the period was an allocation to U.S. high-yield corporate bonds relative to bank loans. As with other fixed-income categories, the performance of high-yield bonds was held back by the rise in Treasury yields over the six-month period. In addition, as we discussed earlier, the high-yield market dipped along with the equity market in October 2018 as risk sentiment declined. Within the high-yield segment, the Trust's exposure to the debt of Endo Pharmaceuticals and wireline company Windstream supported benchmark-relative performance, while exposure to MDC Partners, an advertising and marketing agency, lagged.

     An allocation to European below-investment-grade corporate credit also detracted from the Trust's relative performance, as that market suffered from a soft economic growth backdrop and currency weakness. In Europe,

***  Diversification does not assure a profit nor protect against loss.

6 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18 the biggest detractors from the Trust's benchmark-relative performance were positions in German point-of-sale technology firm Diebold, and Greece-based gaming technology company Intralot.

     The Trust's allocation to emerging markets bonds also weighed on the benchmark-relative returns. While the portfolio had no exposure to Turkey, it did have some holdings within Argentina, which suffered as spreads widened in that market. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) The Trust's performance was aided, slightly, by an overweighting of corporate bonds versus more interest-rate-sensitive sovereign issues within the emerging markets.

     Finally, the portfolio's short-duration stance relative to the benchmark supported results, as U.S. Treasury yields moved higher over the six months. (Duration is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates, expressed as a number of years.)

Q How did the level of leverage in the Trust change over the six-month period ended October 31, 2018?

A The Trust employs leverage through a credit agreement. (See Note 7 to the Financial Statements.)

     At the end of the six-month period on October 31, 2018, 31.8% of the Trust's total managed assets were financed by leverage, compared with 31.0% of the Trust's total managed assets financed by leverage at the start of the period on May 1, 2018. The absolute amount of funds borrowed by the Trust did not change. The increase in the percentage of leveraged funds was the result of depreciation in the values of the Trust's holdings.

Q Did the Trust's distributions**** to shareholders change during the six-month period ended October 31, 2018?

A No, the Trust's distributions remained stable throughout the six-month period.

Q Did the Trust invest in any derivative securities during the six-month period ended October 31, 2018? If so, did the derivatives have a notable effect on benchmark-relative performance?

A We invested in forward foreign currency contracts during the period to help manage the risk associated with the portfolio's exposures to foreign currencies. The contracts had a small negative impact on the Trust's benchmark-relative results.

**** Distributions are not guaranteed.

          Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18 7

Q    What is your investment outlook?

A We have been somewhat cautious with respect to U.S. high-yield corporates. We believe the yields on offer are attractive and the fundamental outlook is constructive, given our baseline scenario of continued U.S. economic strength over the next few quarters. In addition, the composition of the high-yield market appears healthy, with most issuance in the "BB" quality range and limited issuance in support of leveraged buyouts. At the same time, market volatility is to be expected as the Fed continues to normalize its benchmark interest rate. In general, we may seek to increase the Trust's exposure to bank loans relative to high-yield corporates within the U.S. market, on the basis of the loans' senior status within the capital structure and their floating-rate feature. We expect the loan default rate to remain low, but are focusing on quality within the segment given a recent trend toward weaker covenants and higher degrees of leverage with respect to newer loans.

     European high-yield valuations appear to be at about average levels relative to their U.S. counterparts. We find the quality profile of the market to be somewhat higher than for U.S. high yield, but weakness in the euro and slow economic growth in the region has weighed on market sentiment. If, as expected, the ECB feels it has room to raise rates in 2019, that would help support the euro and improve the attractiveness of European bonds. While the emerging markets have been battered recently, we view relative valuations in that market segment as having essentially returned to being in line with historical averages, compared with last year's higher valuations. The portfolio remains underweight in the emerging markets, however, given the risks from higher U.S. rates and USD strength.

     We continue to seek a measured approach when it comes to adding credit risk to the Trust's portfolio. In addition, we seek to maintain a meaningfully below-benchmark portfolio duration in order to be positioned to take advantage of any rise in market interest rates or a widening of credit spreads that results in valuation buying opportunities.

8 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18

Please refer to the Schedule of Investments on pages 14-50 for a full listing of Trust securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

When interest rates rise, the prices of debt securities in the Trust will generally fall. Conversely, when interest rates fall the prices of debt securities in the Trust generally will rise. Investments in the Trust are subject to possible loss due to the financial failure of the issuers of the underlying securities and the issuers' inability to meet their debt obligations.

Interest rates in the U.S. recently have been historically low, but have begun to rise, and so the Trust faces a heightened risk that interest rates may continue to increase. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities.

The Trust may invest a significant amount of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a price reflective of their value at the times when the Trust believes it is desirable to do so and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities also are more difficult to value, and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust is authorized to borrow from banks and issue debt securities, which are forms of leverage. Leverage creates significant risks, including the risk that the Trust's incremental income or capital appreciation for investments purchased with the proceeds of leverage will not be sufficient to cover the cost of the leverage, which may adversely affect the return for shareholders.

The Trust is required to maintain certain regulatory and other asset coverage requirements in connection with its use of leverage. In order to maintain required asset coverage levels, the Trust may be required to reduce the amount of leverage employed by the Trust, alter the composition of its investment portfolio or take

          Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18 9 other actions at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to shareowners over time, which is likely to result in a decrease in the market value of the Trust's shares.

Certain securities in which the Trust invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Trust will not receive its sale proceeds until that time, which may constrain the Trust's ability to meet its obligations.

The Trust may invest in insurance-linked securities, including event-linked bonds. The return of principal and the payment of interest on insurance-linked securities are contingent on the non-occurrence of a predefined "trigger" event that leads to physical or economic loss, such as a hurricane or an aerospace catastrophe.

These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18

Portfolio Summary | 10/31/18

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds                                                            50.2%
Senior Secured Floating Rate Loan Interests                                25.9%
Insurance-Linked Securities                                                16.9%
Foreign Government Bonds                                                    2.6%
Commercial Mortgage-Backed Securities                                       1.7%
Convertible Corporate Bonds                                                 1.0%
Preferred Stocks                                                            0.8%
Convertible Preferred Stocks                                                0.4%
Asset Backed Securities                                                     0.4%
Currency Put Options Purchased                                              0.1%
Collateralized Mortgage Obligations                                         0.0%+
Common Stocks                                                               0.0%+
Rights/Warrants                                                             0.0%+
Call Options Purchased                                                      0.0%+

+    Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. Fixed Income Trust Series 2013-A, 0.0%, 10/15/97 (144A)                     3.55%
-------------------------------------------------------------------------------------
 2. eDreams ODIGEO SA, 5.5%, 9/1/23 (144A)                                      0.98
-------------------------------------------------------------------------------------
 3. Hercules LLC, 6.5%, 6/30/29                                                 0.95
-------------------------------------------------------------------------------------
 4. Berwick Re 2018, Variable Rate Notes, 12/31/21                              0.77
-------------------------------------------------------------------------------------
 5. Uniti Group, Inc./CSL Capital LLC, 8.25%, 10/15/23                          0.71
-------------------------------------------------------------------------------------
 6. Light Servicos de Eletricidade SA/Light Energia SA, 7.25%, 5/3/23 (144A)    0.62
-------------------------------------------------------------------------------------
 7. Windstream Services LLC/Windstream Finance Corp., 8.625%, 10/31/25 (144A)   0.61
-------------------------------------------------------------------------------------
 8. MDC Partners, Inc., 6.5%, 5/1/24 (144A)                                     0.59
-------------------------------------------------------------------------------------
 9. Williams Cos., Inc., 5.75%, 6/24/44                                         0.59
-------------------------------------------------------------------------------------
10. Scientific Games International, Inc., 10.0%, 12/1/22                        0.55
-------------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Trust is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18 11

Prices and Distributions | 10/31/18

Market Value per Share^
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 10/31/18                     4/30/18
--------------------------------------------------------------------------------
Market Value                      $13.92                      $15.00
--------------------------------------------------------------------------------
(Discount)                        (15.6)%                     (12.2)%
--------------------------------------------------------------------------------

Net Asset Value per Share^
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 10/31/18                     4/30/18
--------------------------------------------------------------------------------
Net Asset Value                   $16.49                      $17.09
--------------------------------------------------------------------------------

Distributions per Share:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Net Investment    Short-Term       Long-Term
                            Income       Capital Gains    Capital Gains
--------------------------------------------------------------------------------
5/1/18 - 10/31/18          $0.5700            $--              $--
--------------------------------------------------------------------------------

Yields
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 10/31/18                    4/30/18
--------------------------------------------------------------------------------
30-Day SEC Yield                   7.33%                        8.15%
--------------------------------------------------------------------------------

The data shown above represents past performance, which is no guarantee of future results.

^ Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday. Net asset value and market value are published daily on the Trust's website at www.amundipioneer.com.

12 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18

Performance Update | 10/31/18

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $10,000 investment made in shares of Pioneer Diversified High Income Trust during the periods shown, compared to that of the composite (50%/50%) ICE BofA ML GHY & EMP Index and S&P/LSTA Leveraged Loan Index benchmark.

Average Annual Total Returns
(As of October 31, 2018)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                 50% ICE
                                                                 BofA ML
                                                                 Global High
                                                                 Yield & EMP
                                        Net                      Index/50%
                                        Asset                    S&P/LSTA
                                        Value       Market       Leveraged
Period                                  (NAV)       Price        Loan Index
--------------------------------------------------------------------------------
10 years                                11.68%      11.49%       9.01%
5 years                                  5.34        0.76        3.62
1 year                                   2.03       -7.79        1.08
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Diversified    50% ICE BofA ML
                  High Income            GHY & EMP Index/50%
                  Trust                  S&P/LSTA Leveraged Loan Index
10/08             $10,000                $10,000
10/09             $15,225                $14,084
10/10             $20,632                $16,162
10/11             $21,562                $16,696
10/12             $24,714                $18,626
10/13             $28,561                $19,849
10/14             $30,373                $20,637
10/15             $25,259                $20,315
10/16             $28,938                $21,879
10/17             $32,170                $23,454
10/18             $29,663                $23,706

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV due to such factors as interest rate changes and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per share is total assets less total liabilities, which include preferred shares or borrowings, as applicable, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares. Had these fees and taxes been reflected, performance would have been lower.

The ICE BofA ML GHY & EMP Index is an unmanaged index that tracks the performance of the below- and border-line investment-grade global debt markets denominated in the major developed market currencies. The Index includes sovereign issuers rated BBB1 and lower along with corporate issues rated BB1 and lower. There are no restrictions on issuer country of domicile. The S&P/LSTA Leveraged Loan Index provides broad and comprehensive total return metrics of the U.S. universe of syndicated term loans.

Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The indices do not use leverage. It is not possible to invest directly in an index.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18 13

Schedule of Investments | 10/31/18 (unaudited)

-----------------------------------------------------------------------------------------------------
Shares                                                                                  Value
-----------------------------------------------------------------------------------------------------
                              UNAFFILIATED ISSUERS -- 146.0%
                              COMMON STOCKS -- 0.1% of Net Assets
                              CONSUMER DURABLES & APPAREL -- 0.0%+
                              Homebuilding -- 0.0%+
            89,094(a)         Desarrolladora Homex SAB de CV                            $       1,010
                                                                                        -------------
                              Total Consumer Durables & Apparel                         $       1,010
-----------------------------------------------------------------------------------------------------
                              ENERGY -- 0.0%+
                              Oil & Gas Exploration & Production -- 0.0%+
               279(a)         Midstates Petroleum Co., Inc.                             $       2,012
            11,059(a)         PetroQuest Energy, Inc.                                             774
                                                                                        -------------
                              Total Energy                                              $       2,786
-----------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 0.0%+
                              Health Care Technology -- 0.0%+
            69,875^(a)        Medical Card System, Inc.                                 $         699
                                                                                        -------------
                              Total Health Care Equipment & Services                    $         699
-----------------------------------------------------------------------------------------------------
                              RETAILING -- 0.1%
                              Computer & Electronics Retail -- 0.1%
            42,088^(a)        Targus Cayman SubCo., Ltd.                                $      87,543
                                                                                        -------------
                              Total Retailing                                           $      87,543
-----------------------------------------------------------------------------------------------------
                              TOTAL COMMON STOCKS
                              (Cost $223,781)                                           $      92,038
-----------------------------------------------------------------------------------------------------
                              CONVERTIBLE PREFERRED STOCK --
                              0.7% of Net Assets
                              BANKS -- 0.7%
                              Diversified Banks -- 0.7%
               770(b)         Bank of America Corp., 7.25%                              $     978,901
                                                                                        -------------
                              Total Banks                                               $     978,901
-----------------------------------------------------------------------------------------------------
                              TOTAL CONVERTIBLE PREFERRED STOCK
                              (Cost $739,352)                                           $     978,901
-----------------------------------------------------------------------------------------------------
                              PREFERRED STOCKS -- 1.2% of Net Assets
                              BANKS -- 0.8%
                              Diversified Banks -- 0.8%
            40,675(c)         GMAC Capital Trust I, 8.099% (3 Month USD
                              LIBOR + 579 bps), 2/15/40                                 $   1,068,125
                                                                                        -------------
                              Total Banks                                               $   1,068,125
-----------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 0.4%
                              Specialized Finance -- 0.4%
               500(b)(c)      Compeer Financial ACA, 6.75% (3 Month USD
                              LIBOR + 458 bps) (144A)                                   $     535,000
                                                                                        -------------
                              Total Diversified Financials                              $     535,000
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

14 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18

-----------------------------------------------------------------------------------------------------
Shares                                                                                  Value
-----------------------------------------------------------------------------------------------------
                              MATERIALS -- 0.0%+
                              Diversified Chemicals -- 0.0%+
           455,230^(a)        Pinnacle Agriculture                                      $      45,523
                                                                                        -------------
                              Total Materials                                           $      45,523
-----------------------------------------------------------------------------------------------------
                              TOTAL PREFERRED STOCKS
                              (Cost $1,810,580)                                         $   1,648,648
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
-----------------------------------------------------------------------------------------------------
                              ASSET BACKED SECURITIES -- 0.6% of Net Assets
           290,000(c)         GMAT Trust, Series 2013-1A, Class M, 5.0%,
                              11/25/43 (144A)                                           $     210,620
           500,000            VB-S1 Issuer LLC, Series 2016-1A, Class F, 6.901%,
                              6/15/46 (144A)                                                  514,225
                                                                                        -------------
                              Total Banks                                               $     724,845
-----------------------------------------------------------------------------------------------------
                              TOTAL ASSET BACKED SECURITIES
                              (Cost $780,453)                                           $     724,845
-----------------------------------------------------------------------------------------------------
                              COLLATERALIZED MORTGAGE OBLIGATIONS --
                              0.0%+ of Net Assets
            35,586            Global Mortgage Securitization, Ltd., Series 2004-A,
                              Class B1, 5.25%, 11/25/32 (144A)                          $      25,869
            67,627            Global Mortgage Securitization, Ltd., Series 2005-A,
                              Class B3, 5.25%, 4/25/32 (144A)                                     851
                                                                                        -------------
                              Total Banks                                               $      26,720
-----------------------------------------------------------------------------------------------------
                              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                              (Cost $97,348)                                            $      26,720
-----------------------------------------------------------------------------------------------------
                              COMMERCIAL MORTGAGE-BACKED
                              SECURITIES -- 2.5% of Net Assets
           200,000(c)         BAMLL Commercial Mortgage Securities Trust,
                              Series 2016-FR14, Class C, 1.361%, 2/27/48 (144A)         $     183,000
           103,975(c)         Bear Stearns Commercial Mortgage Securities Trust,
                              Series 2005-PWR7, Class B, 5.214%, 2/11/41                      103,417
           500,000(c)         COBALT CMBS Commercial Mortgage Trust,
                              Series 2007-C2, Class C, 5.646%, 4/15/47                        491,875
           250,000(c)         COBALT CMBS Commercial Mortgage Trust,
                              Series 2007-C3, Class C, 5.82%, 5/15/46                         188,639
           250,000(d)         COMM Mortgage Trust, Series 2014-FL5, Class D,
                              6.28% (1 Month USD LIBOR + 400 bps),
                              10/15/31 (144A)                                                 243,502
           400,000(c)         COMM Mortgage Trust, Series 2014-UBS4, Class D,
                              4.687%, 8/10/47 (144A)                                          350,375
           500,000(c)         JP Morgan Chase Commercial Mortgage Securities Trust,
                              Series 2013-LC11, Class D, 4.163%, 4/15/46                      436,166
           300,000(c)         JPMBB Commercial Mortgage Securities Trust,
                              Series 2013-C17, Class D, 4.887%, 1/15/47 (144A)                293,044

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18 15

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
-----------------------------------------------------------------------------------------------------
                              COMMERCIAL MORTGAGE-BACKED
                              SECURITIES -- (continued)
           250,000(c)         Morgan Stanley Bank of America Merrill Lynch Trust,
                              Series 2014-C17, Class D, 4.703%, 8/15/47 (144A)          $     224,854
           303,731(c)         Morgan Stanley Capital I Trust, Series 2007-T25,
                              Class AJ, 5.574%, 11/12/49                                      306,671
           250,000            Wells Fargo Commercial Mortgage Trust,
                              Series 2016-BNK1, Class D, 3.0%, 8/15/49 (144A)                 203,450
           400,000(c)         WFRBS Commercial Mortgage Trust, Series 2011-C4,
                              Class E, 5.231%, 6/15/44 (144A)                                 383,566
-----------------------------------------------------------------------------------------------------
                              TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
                              (Cost $3,408,408)                                         $   3,408,559
-----------------------------------------------------------------------------------------------------
                              CONVERTIBLE CORPORATE BOND --
                              1.4% of Net Assets
                              MATERIALS -- 1.4%
                              Specialty Chemicals -- 1.4%
         1,900,000(e)         Hercules LLC, 6.5%, 6/30/29                               $   1,914,250
                                                                                        -------------
                              Total Materials                                           $   1,914,250
-----------------------------------------------------------------------------------------------------
                              TOTAL CONVERTIBLE CORPORATE BOND
                              (Cost $1,278,017)                                         $   1,914,250
-----------------------------------------------------------------------------------------------------
                              CORPORATE BONDS -- 73.3% of Net Assets
                              AUTOMOBILES & COMPONENTS -- 0.5%
                              Auto Parts & Equipment -- 0.5%
EUR        165,000(f)         IHO Verwaltungs GmbH, 3.25% (4.0% PIK 0.0% cash),
                              9/15/23 (144A)                                            $     186,923
EUR        395,000(f)         IHO Verwaltungs GmbH, 3.75% (4.5% PIK 0.0% cash),
                              9/15/26 (144A)                                                  443,034
                                                                                        -------------
                              Total Automobiles & Components                            $     629,957
-----------------------------------------------------------------------------------------------------
                              BANKS -- 5.1%
                              Diversified Banks -- 4.2%
           200,000            Access Bank Plc, 10.5%, 10/19/21 (144A)                   $     212,880
           300,000(c)         Banco de Galicia y Buenos Aires, 8.25% (5 Year
                              CMT Index + 716 bps), 7/19/26 (144A)                            277,128
           200,000(b)(c)      Banco Santander SA, 6.375% (5 Year USD Swap
                              Rate + 479 bps)                                                 197,250
         1,000,000(b)(c)      Barclays Plc, 7.75% (5 Year USD Swap Rate + 484 bps)            997,700
           950,000(b)(c)      BNP Paribas SA, 7.625% (5 Year USD Swap Rate +
                              631 bps) (144A)                                                 986,812
           240,000(b)(c)      Goldman Sachs Capital II, 4.0% (3 Month USD
                              LIBOR + 77 bps)                                                 192,000
           350,000(b)(c)      ING Groep NV, 6.5% (5 Year USD Swap Rate + 445 bps)             332,675
           225,000(b)(c)      Intesa Sanpaolo S.p.A., 7.7% (5 Year USD Swap
                              Rate + 546 bps) (144A)                                          203,906
           250,000(b)(c)      Royal Bank of Scotland Group Plc, 8.0% (5 Year USD
                              Swap Rate + 572 bps)                                            257,969

The accompanying notes are an integral part of these financial statements.

16 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
-----------------------------------------------------------------------------------------------------
                              Diversified Banks -- (continued)
           400,000(b)(c)      Royal Bank of Scotland Group Plc, 8.625% (5 Year
                              USD Swap Rate + 760 bps)                                  $     420,500
           200,000            Sberbank of Russia Via SB Capital SA, 5.25%,
                              5/23/23 (144A)                                                  196,680
           460,000(b)(c)      Societe Generale SA, 7.375% (5 Year USD Swap
                              Rate + 624 bps) (144A)                                          466,325
           344,000(c)         Turkiye Vakiflar Bankasi TAO, 8.0% (5 Year USD
                              Swap Rate + 585 bps), 11/1/27 (144A)                            266,615
           750,000            UBS AG, 7.625%, 8/17/22                                         821,250
                                                                                        -------------
                                                                                        $   5,829,690
-----------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- 0.9%
           880,000            Financiera Independencia SAB de CV SOFOM ENR,
                              8.0%, 7/19/24 (144A)                                      $     770,009
           450,000            Vnesheconombank Via VEB Finance Plc, 6.902%,
                              7/9/20 (144A)                                                   454,014
                                                                                        -------------
                                                                                        $   1,224,023
                                                                                        -------------
                              Total Banks                                               $   7,053,713
-----------------------------------------------------------------------------------------------------
                              CAPITAL GOODS -- 1.5%
                              Agricultural & Farm Machinery -- 0.5%
           712,000            Titan International, Inc., 6.5%, 11/30/23                 $     663,940
-----------------------------------------------------------------------------------------------------
                              Construction & Engineering -- 0.3%
           455,000            Tutor Perini Corp., 6.875%, 5/1/25 (144A)                 $     455,569
-----------------------------------------------------------------------------------------------------
                              Electrical Components & Equipment -- 0.4%
           500,000            Anixter, Inc., 6.0%, 12/1/25 (144A)                       $     501,250
-----------------------------------------------------------------------------------------------------
                              Industrial Conglomerates -- 0.1%
           133,697(f)         Boart Longyear Management Pty, Ltd., 10.0%
                              (12.0% PIK 10.0% cash), 12/31/22                          $     124,338
             5,000            Park-Ohio Industries, Inc., 6.625%, 4/15/27                       4,963
                                                                                        -------------
                                                                                        $     129,301
-----------------------------------------------------------------------------------------------------
                              Trading Companies & Distributors -- 0.2%
           250,000            United Rentals North America, Inc., 6.5%, 12/15/26        $     252,747
                                                                                        -------------
                              Total Capital Goods                                       $   2,002,807
-----------------------------------------------------------------------------------------------------
                              COMMERCIAL & PROFESSIONAL SERVICES -- 0.8%
                              Environmental & Facilities Services -- 0.8%
           506,000            Covanta Holding Corp., 6.0%, 1/1/27                       $     488,290
           581,000            Tervita Escrow Corp., 7.625%, 12/1/21 (144A)                    589,715
                                                                                        -------------
                              Total Commercial & Professional Services                  $   1,078,005
-----------------------------------------------------------------------------------------------------
                              CONSUMER DURABLES & APPAREL -- 1.1%
                              Homebuilding -- 0.8%
           135,000            Beazer Homes USA, Inc., 8.75%, 3/15/22                    $     136,012

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18 17

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
-----------------------------------------------------------------------------------------------------
                              Homebuilding -- (continued)
           350,000            Brookfield Residential Properties, Inc., 6.375%,
                              5/15/25 (144A)                                            $     329,438
           250,000            KB Home, 7.0%, 12/15/21                                         259,375
           340,000            KB Home, 7.625%, 5/15/23                                        357,850
                                                                                        -------------
                                                                                        $   1,082,675
-----------------------------------------------------------------------------------------------------
                              Textiles -- 0.3%
           455,000            Grupo Kaltex SA de CV, 8.875%, 4/11/22 (144A)             $     357,976
                                                                                        -------------
                              Total Consumer Durables & Apparel                         $   1,440,651
-----------------------------------------------------------------------------------------------------
                              CONSUMER SERVICES -- 4.5%
                              Casinos & Gaming -- 2.5%
           755,000            Enterprise Development Authority, 12.0%, 7/15/24 (144A)   $     719,137
           305,000            International Game Technology Plc, 6.25%,
                              1/15/27 (144A)                                                  299,281
EUR        750,000            Intralot Capital Luxembourg SA, 6.75%, 9/15/21 (144A)           723,209
           200,000            LHMC Finco S.a.r.l., 7.875%, 12/20/23 (144A)                    201,300
           365,000            MGM Resorts International, 6.0%, 3/15/23                        370,475
           100,000            Scientific Games International, Inc., 6.25%, 9/1/20              97,250
         1,050,000            Scientific Games International, Inc., 10.0%, 12/1/22          1,097,250
                                                                                        -------------
                                                                                        $   3,507,902
-----------------------------------------------------------------------------------------------------
                              Hotels, Resorts & Cruise Lines -- 0.9%
           320,000            Hilton Grand Vacations Borrower LLC/Hilton Grand
                              Vacations Borrower, Inc., 6.125%, 12/1/24                 $     323,200
           250,000            Silversea Cruise Finance, Ltd., 7.25%, 2/1/25 (144A)            269,378
           366,000            Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)                    346,785
           245,000            Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)                     245,539
                                                                                        -------------
                                                                                        $   1,184,902
-----------------------------------------------------------------------------------------------------
                              Restaurants -- 0.7%
           495,000            Golden Nugget, Inc., 6.75%, 10/15/24 (144A)               $     493,762
           470,000            Golden Nugget, Inc., 8.75%, 10/1/25 (144A)                      482,925
                                                                                        -------------
                                                                                        $     976,687
-----------------------------------------------------------------------------------------------------
                              Specialized Consumer Services -- 0.4%
           540,000            StoneMor Partners LP/Cornerstone Family Services WV,
                              7.875%, 6/1/21                                            $     499,500
                                                                                        -------------
                              Total Consumer Services                                   $   6,168,991
-----------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 8.5%
                              Consumer Finance -- 1.6%
           600,000            Credito Real SAB de CV SOFOM ER, 7.25%,
                              7/20/23 (144A)                                            $     598,500
           480,000            Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)                 444,000

The accompanying notes are an integral part of these financial statements.

18 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
-----------------------------------------------------------------------------------------------------
                              Consumer Finance -- (continued)
           710,000            Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)             $     656,750
           445,000            Jefferies Finance LLC/JFIN Co-Issuer Corp.,
                              7.375%, 4/1/20 (144A)                                           449,450
                                                                                        -------------
                                                                                        $   2,148,700
-----------------------------------------------------------------------------------------------------
                              Finance Lease -- 0.4%
           588,000            Avation Capital SA, 6.5%, 5/15/21 (144A)                  $     589,470
-----------------------------------------------------------------------------------------------------
                              Financial Services -- 1.0%
           175,000            Nationstar Mortgage LLC/Nationstar Capital Corp.,
                              6.5%, 7/1/21                                              $     174,908
           580,000            Nationstar Mortgage LLC/Nationstar Capital Corp.,
                              6.5%, 6/1/22                                                    574,200
           615,000            Oxford Finance LLC/Oxford Finance Co-Issuer II, Inc.,
                              6.375%, 12/15/22 (144A)                                         623,456
                                                                                        -------------
                                                                                        $   1,372,564
-----------------------------------------------------------------------------------------------------
                              Other Diversified Financial Services -- 5.2%
         6,000,000^(g)        Fixed Income Trust Series 2013-A, 0.0%,
                              10/15/97 (144A)                                           $   7,130,085
-----------------------------------------------------------------------------------------------------
                              Supranational -- 0.3%
           200,000            Banque Ouest Africaine de Developpement, 5.0%,
                              7/27/27 (144A)                                            $     189,500
IDR  2,730,000,000            European Investment Bank, 7.2%, 7/9/19 (144A)                   176,307
                                                                                        -------------
                                                                                        $     365,807
                                                                                        -------------
                              Total Diversified Financials                              $  11,606,626
-----------------------------------------------------------------------------------------------------
                              ENERGY -- 19.5%
                              Gas Utilities -- 0.5%
           230,000            DCP Midstream Operating LP, 5.6%, 4/1/44                  $     208,150
           555,000            Delek Logistics Partners LP, 6.75%, 5/15/25                     549,450
                                                                                        -------------
                                                                                        $     757,600
-----------------------------------------------------------------------------------------------------
                              Integrated Oil & Gas -- 3.3%
            95,000            Ascent Resources Utica Holdings LLC/ARU Finance
                              Corp., 10.0%, 4/1/22 (144A)                               $     104,619
           503,000            Comstock Escrow Corp., 9.75%, 8/15/26 (144A)                    485,395
           950,000            Indigo Natural Resources LLC, 6.875%, 2/15/26 (144A)            897,750
           603,000            Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)               587,925
           410,000            Petrobras Global Finance BV, 6.25%, 3/17/24                     414,715
           650,000            Petrobras Global Finance BV, 7.375%, 1/17/27                    673,627
           390,000            Petroleum Co. of Trinidad & Tobago, Ltd., 9.75%,
                              8/14/19 (144A)                                                  364,065
           995,000            YPF SA, 6.95%, 7/21/27 (144A)                                   840,974
ARS      7,750,000            YPF SA, 16.5%, 5/9/22 (144A)                                    134,385
                                                                                        -------------
                                                                                        $   4,503,455
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18 19

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
-----------------------------------------------------------------------------------------------------
                              Oil & Gas Drilling -- 1.8%
           600,000            Precision Drilling Corp., 7.125%, 1/15/26 (144A)          $     595,500
           815,000            Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)            817,038
           860,000            Transocean, Inc., 7.25%, 11/1/25 (144A)                         836,350
           120,000            Transocean, Inc., 7.5%, 1/15/26 (144A)                          117,900
           160,000            Trinidad Drilling, Ltd., 6.625%, 2/15/25 (144A)                 160,000
                                                                                        -------------
                                                                                        $   2,526,788
-----------------------------------------------------------------------------------------------------
                              Oil & Gas Equipment & Services -- 2.0%
           540,000            Archrock Partners LP/Archrock Partners Finance Corp.,
                              6.0%, 10/1/22                                             $     534,600
         1,168,000            Calfrac Holdings LP, 8.5%, 6/15/26 (144A)                     1,051,200
           750,000            KCA Deutag UK Finance Plc, 9.625%, 4/1/23 (144A)                705,000
           170,000            SESI LLC, 7.75%, 9/15/24                                        167,025
           315,000            Weatherford International LLC, 9.875%, 3/1/25 (144A)            248,062
                                                                                        -------------
                                                                                        $   2,705,887
-----------------------------------------------------------------------------------------------------
                              Oil & Gas Exploration & Production -- 6.7%
           300,000            Alta Mesa Holdings LP/Alta Mesa Finance Services
                              Corp., 7.875%, 12/15/24                                   $     268,500
           460,000            Chaparral Energy, Inc., 8.75%, 7/15/23 (144A)                   441,186
           795,000            Covey Park Energy LLC/Covey Park Finance Corp.,
                              7.5%, 5/15/25 (144A)                                            781,087
           410,000            Great Western Petroleum LLC/Great Western Finance
                              Corp., 9.0%, 9/30/21 (144A)                                     389,500
           740,000            Gulfport Energy Corp., 6.0%, 10/15/24                           691,900
           450,000            Gulfport Energy Corp., 6.375%, 5/15/25                          427,500
           402,000            Halcon Resources Corp., 6.75%, 2/15/25                          365,820
           420,000            MEG Energy Corp., 6.5%, 1/15/25 (144A)                          434,700
           700,000(f)         Northern Oil & Gas, Inc., 9.5% (1.0% PIK 8.5%
                              cash), 5/15/23 (144A)                                           723,625
         1,045,000            Nostrum Oil & Gas Finance BV, 8.0%, 7/25/22 (144A)              896,359
           450,000            Novatek OAO via Novatek Finance, DAC, 4.422%,
                              12/13/22 (144A)                                                 442,296
           369,000            Oasis Petroleum, Inc., 6.875%, 3/15/22                          371,306
           571,627(f)         PetroQuest Energy, Inc., 10.0% (9.0% PIK 1.0%
                              cash), 2/15/21                                                  245,800
           600,000            Resolute Energy Corp., 8.5%, 5/1/20                             598,500
           225,000            Sanchez Energy Corp., 7.25%, 2/15/23 (144A)                     206,156
           870,000            Sanchez Energy Corp., 7.75%, 6/15/21                            435,000
           707,000            SEPLAT Petroleum Development Co. Plc, 9.25%,
                              4/1/23 (144A)                                                   715,979
           480,000            Whiting Petroleum Corp., 5.75%, 3/15/21                         483,000
           100,000            Whiting Petroleum Corp., 6.625%, 1/15/26                         99,875
           150,000            WPX Energy, Inc., 8.25%, 8/1/23                                 168,563
                                                                                        -------------
                                                                                        $   9,186,652
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
-----------------------------------------------------------------------------------------------------
                              Oil & Gas Refining & Marketing -- 0.6%
           669,000            Calumet Specialty Products Partners LP/Calumet
                              Finance Corp., 6.5%, 4/15/21                              $     642,240
           200,000            PBF Holding Co., LLC/PBF Finance Corp.,
                              7.0%, 11/15/23                                                  206,780
                                                                                        -------------
                                                                                        $     849,020
-----------------------------------------------------------------------------------------------------
                              Oil & Gas Storage & Transportation -- 4.6%
            58,000            American Midstream Partners LP/American Midstream
                              Finance Corp., 9.5%, 12/15/21 (144A)                      $      56,840
           220,000            Blue Racer Midstream LLC/Blue Racer Finance Corp.,
                              6.125%, 11/15/22 (144A)                                         224,400
           310,000            Blue Racer Midstream LLC/Blue Racer Finance Corp.,
                              6.625%, 7/15/26 (144A)                                          314,650
           200,000            Cheniere Corpus Christi Holdings LLC, 7.0%, 6/30/24             216,250
           450,000(d)         Energy Transfer Partners LP, 5.559% (3 Month USD
                              LIBOR + 302 bps), 11/1/66                                       380,250
           118,000            EnLink Midstream Partners LP, 5.05%, 4/1/45                      93,360
           344,000            EnLink Midstream Partners LP, 5.6%, 4/1/44                      292,668
           950,000            Genesis Energy LP/Genesis Energy Finance Corp.,
                              6.75%, 8/1/22                                                   954,750
           480,000            Global Partners LP/GLP Finance Corp., 7.0%, 6/15/23             478,200
           585,000            Hess Infrastructure Partners LP/Hess Infrastructure
                              Partners Finance Corp., 5.625%, 2/15/26 (144A)                  586,462
           935,000            PBF Logistics LP/PBF Logistics Finance Corp.,
                              6.875%, 5/15/23                                                 951,363
           600,000            TransMontaigne Partners LP/TLP Finance Corp.,
                              6.125%, 2/15/26                                                 562,500
         1,175,000            Williams Cos., Inc., 5.75%, 6/24/44                           1,179,166
                                                                                        -------------
                                                                                        $   6,290,859
                                                                                        -------------
                              Total Energy                                              $  26,820,261
-----------------------------------------------------------------------------------------------------
                              FOOD & STAPLES RETAILING -- 0.1%
                              Food Retail -- 0.1%
           200,000            C&S Group Enterprises LLC, 5.375%, 7/15/22 (144A)         $     193,000
                                                                                        -------------
                              Total Food & Staples Retailing                            $     193,000
-----------------------------------------------------------------------------------------------------
                              FOOD, BEVERAGE & TOBACCO -- 3.3%
                              Agricultural Products -- 0.2%
           444,769            Pinnacle Operating Corp., 9.0%, 5/15/23 (144A)            $     322,457
-----------------------------------------------------------------------------------------------------
                              Packaged Foods & Meats -- 3.0%
           655,000            JBS Investments GmbH, 7.25%, 4/3/24 (144A)                $     661,223
           975,000            Marfrig Holdings Europe BV, 8.0%, 6/8/23 (144A)                 988,406
           700,000            Marfrig Holdings Europe BV, 11.25%, 9/20/21 (144A)              715,750
           580,000            Minerva Luxembourg SA, 6.5%, 9/20/26 (144A)                     535,775
           600,000            Pesquera Exalmar SAA, 7.375%, 1/31/20 (144A)                    595,500

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18 21

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
-----------------------------------------------------------------------------------------------------
                              Packaged Foods & Meats -- (continued)
           652,000            Pilgrim's Pride Corp., 5.875%, 9/30/27 (144A)             $     590,060
                                                                                        -------------
                                                                                        $   4,086,714
-----------------------------------------------------------------------------------------------------
                              Tobacco -- 0.1%
           160,000            Alliance One International, Inc., 8.5%, 4/15/21 (144A)    $     164,400
                                                                                        -------------
                              Total Food, Beverage & Tobacco                            $   4,573,571
-----------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 1.3%
                              Health Care Facilities -- 1.0%
           810,000            RegionalCare Hospital Partners Holdings, Inc.,
                              8.25%, 5/1/23 (144A)                                      $     855,562
           455,000            Team Health Holdings, Inc., 6.375%, 2/1/25 (144A)               392,438
           167,000            Universal Hospital Services, Inc., 7.625%, 8/15/20              167,209
                                                                                        -------------
                                                                                        $   1,415,209
-----------------------------------------------------------------------------------------------------
                              Health Care Services -- 0.3%
           425,000            BioScrip, Inc., 8.875%, 2/15/21                           $     400,562
                                                                                        -------------
                              Total Health Care Equipment & Services                    $   1,815,771
-----------------------------------------------------------------------------------------------------
                              INSURANCE -- 0.4%
                              Property & Casualty Insurance -- 0.4%
           499,000            Wand Merger Corp., 8.125%, 7/15/23 (144A)                 $     507,733
                                                                                        -------------
                              Total Insurance                                           $     507,733
-----------------------------------------------------------------------------------------------------
                              MATERIALS -- 6.9%
                              Aluminum -- 0.4%
           615,000            Novelis Corp., 5.875%, 9/30/26 (144A)                     $     579,638
-----------------------------------------------------------------------------------------------------
                              Commodity Chemicals -- 0.6%
           300,000            Basell Finance Co. BV, 8.1%, 3/15/27 (144A)               $     365,148
           175,000            Hexion US Finance Corp., 6.625%, 4/15/20                        154,875
           336,000            Rain CII Carbon LLC/CII Carbon Corp., 7.25%,
                              4/1/25 (144A)                                                   338,520
                                                                                        -------------
                                                                                        $     858,543
-----------------------------------------------------------------------------------------------------
                              Construction Materials -- 0.2%
           215,000            Cemex SAB de CV, 7.75%, 4/16/26 (144A)                    $     226,825
-----------------------------------------------------------------------------------------------------
                              Copper -- 0.9%
           500,000            First Quantum Minerals, Ltd., 6.875%, 3/1/26 (144A)       $     432,500
           425,000            First Quantum Minerals, Ltd., 7.25%, 4/1/23 (144A)              392,594
           465,000            Freeport-McMoRan, Inc., 3.55%, 3/1/22                           440,006
                                                                                        -------------
                                                                                        $   1,265,100
-----------------------------------------------------------------------------------------------------
                              Diversified Chemicals -- 0.6%
            55,000            Blue Cube Spinco, Inc., 9.75%, 10/15/23                   $      61,187
            55,000            Blue Cube Spinco, Inc., 10.0%, 10/15/25                          62,288

The accompanying notes are an integral part of these financial statements.

22 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
-----------------------------------------------------------------------------------------------------
                              Diversified Chemicals -- (continued)
           715,000            SASOL Financing USA LLC, 5.875%, 3/27/24                  $     720,278
                                                                                        -------------
                                                                                        $     843,753
-----------------------------------------------------------------------------------------------------
                              Diversified Metals & Mining -- 1.2%
           210,000            Alcoa Nederland Holding BV, 6.125%, 5/15/28 (144A)        $     209,475
           330,000            Aleris International, Inc., 10.75%, 7/15/23 (144A)              345,675
           200,000            Hudbay Minerals, Inc., 7.25%, 1/15/23 (144A)                    199,000
           315,000            Hudbay Minerals, Inc., 7.625%, 1/15/25 (144A)                   316,575
IDR    812,959,000^           PT Bakrie & Brothers Tbk, 0.0%, 12/22/22                          8,342
            70,000            Teck Resources, Ltd., 8.5%, 6/1/24 (144A)                        75,950
           160,000            Vale Overseas, Ltd., 6.25%, 8/10/26                             171,003
           375,000            Vedanta Resources Plc, 6.375%, 7/30/22 (144A)                   350,813
                                                                                        -------------
                                                                                        $   1,676,833
-----------------------------------------------------------------------------------------------------
                              Fertilizers & Agricultural Chemicals -- 0.1%
           200,000            CVR Partners LP/CVR Nitrogen Finance Corp.,
                              9.25%, 6/15/23 (144A)                                     $     210,750
-----------------------------------------------------------------------------------------------------
                              Metal & Glass Containers -- 0.8%
           100,000(f)         ARD Finance SA, 7.125% (7.875% PIK 0.0%
                              cash), 9/15/23                                            $      96,937
           320,000            Ardagh Packaging Finance Plc/Ardagh Holdings
                              USA, Inc., 7.25%, 5/15/24 (144A)                                321,600
           630,000            Intertape Polymer Group, Inc., 7.0%, 10/15/26 (144A)            630,000
                                                                                        -------------
                                                                                        $   1,048,537
-----------------------------------------------------------------------------------------------------
                              Paper Packaging -- 0.3%
           390,000            Eldorado International Finance GmbH, 8.625%,
                              6/16/21 (144A)                                            $     404,917
-----------------------------------------------------------------------------------------------------
                              Paper Products -- 0.6%
           754,000            Schweitzer-Mauduit International, Inc., 6.875%,
                              10/1/26 (144A)                                            $     763,425
-----------------------------------------------------------------------------------------------------
                              Specialty Chemicals -- 0.1%
           150,000            Koppers, Inc., 6.0%, 2/15/25 (144A)                       $     143,670
-----------------------------------------------------------------------------------------------------
                              Steel -- 1.1%
         1,093,000            Metinvest BV, 7.75%, 4/23/23 (144A)                       $   1,049,280
           215,000            SunCoke Energy Partners LP/SunCoke Energy
                              Partners Finance Corp., 7.5%, 6/15/25 (144A)                    218,763
           200,000            United States Steel Corp., 6.25%, 3/15/26                       188,500
                                                                                        -------------
                                                                                        $   1,456,543
                                                                                        -------------
                              Total Materials                                           $   9,478,534
-----------------------------------------------------------------------------------------------------
                              MEDIA & ENTERTAINMENT -- 2.2%
                              Advertising -- 0.9%
         1,448,000            MDC Partners, Inc., 6.5%, 5/1/24 (144A)                   $   1,187,360
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18 23

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
-----------------------------------------------------------------------------------------------------
                              Broadcasting -- 0.2%
           315,000            CSC Holdings LLC, 5.5%, 4/15/27 (144A)                    $     302,400
-----------------------------------------------------------------------------------------------------
                              Cable & Satellite -- 0.5%
           250,000            Altice Finco SA, 8.125%, 1/15/24 (144A)                   $     245,625
           300,000            Altice SA, 7.75%, 5/15/22 (144A)                                279,375
           220,000            DISH DBS Corp., 7.75%, 7/1/26                                   196,900
                                                                                        -------------
                                                                                        $     721,900
-----------------------------------------------------------------------------------------------------
                              Publishing -- 0.6%
           855,000            Gannett Co., Inc., 6.375%, 10/15/23                       $     874,238
                                                                                        -------------
                              Total Media & Entertainment                               $   3,085,898
-----------------------------------------------------------------------------------------------------
                              PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                              SCIENCES -- 2.1%
                              Pharmaceuticals -- 2.1%
           650,000            Endo Finance LLC/Endo, Ltd./Endo Finco, Inc.,
                              6.0%, 7/15/23 (144A)                                      $     559,000
           240,000            Endo Finance LLC/Endo, Ltd./Endo Finco, Inc.,
                              6.0%, 2/1/25 (144A)                                             201,000
           225,000            Horizon Pharma, Inc., 6.625%, 5/1/23                            226,688
            70,000            Horizon Pharma, Inc./Horizon Pharma USA, Inc.,
                              8.75%, 11/1/24 (144A)                                            73,325
EUR        450,000            VRX Escrow Corp., 4.5%, 5/15/23                                 492,625
EUR        345,000            VRX Escrow Corp., 4.5%, 5/15/23 (144A)                          377,679
           494,000            VRX Escrow Corp., 5.875%, 5/15/23 (144A)                        471,153
           430,000            VRX Escrow Corp., 7.0%, 3/15/24 (144A)                          450,292
                                                                                        -------------
                              Total Pharmaceuticals, Biotechnology & Life Sciences      $   2,851,762
-----------------------------------------------------------------------------------------------------
                              REAL ESTATE -- 1.0%
                              Specialized REIT -- 1.0%
         1,520,000            Uniti Group, Inc./CSL Capital LLC, 8.25%, 10/15/23        $   1,432,600
                                                                                        -------------
                              Total Real Estate                                         $   1,432,600
-----------------------------------------------------------------------------------------------------
                              RETAILING -- 2.0%
                              Department Stores -- 0.2%
           350,000            Neiman Marcus Group, Ltd., LLC, 8.0%,
                              10/15/21 (144A)                                           $     210,000
-----------------------------------------------------------------------------------------------------
                              Internet & Direct Marketing Retail -- 1.4%
EUR      1,730,000            eDreams ODIGEO SA, 5.5%, 9/1/23 (144A)                    $   1,962,302
-----------------------------------------------------------------------------------------------------
                              Speciality Stores -- 0.4%
           677,000            PetSmart, Inc., 5.875%, 6/1/25 (144A)                     $     528,060
                                                                                        -------------
                              Total Retailing                                           $   2,700,362
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
-----------------------------------------------------------------------------------------------------
                              SEMICONDUCTORS & SEMICONDUCTOR
                              EQUIPMENT -- 0.1%
                              Semiconductors -- 0.1%
           200,000            Micron Technology, Inc., 5.5%, 2/1/25                     $     203,276
                                                                                        -------------
                              Total Semiconductors & Semiconductor Equipment            $     203,276
-----------------------------------------------------------------------------------------------------
                              SOFTWARE & SERVICES -- 0.8%
                              IT Consulting & Other Services -- 0.8%
           130,000            Dell International LLC/EMC Corp., 7.125%,
                              6/15/24 (144A)                                            $     137,581
           601,000            Rackspace Hosting, Inc., 8.625%, 11/15/24 (144A)                564,940
           411,000            Verscend Escrow Corp., 9.75%, 8/15/26 (144A)                    412,027
                                                                                        -------------
                              Total Software & Services                                 $   1,114,548
-----------------------------------------------------------------------------------------------------
                              TECHNOLOGY HARDWARE & EQUIPMENT -- 0.6%
                              Communications Equipment -- 0.6%
           300,000            Cincinnati Bell, Inc., 7.0%, 7/15/24 (144A)               $     269,250
           325,000            Cincinnati Bell, Inc., 8.0%, 10/15/25 (144A)                    295,750
           280,000            CommScope Technologies LLC, 6.0%, 6/15/25 (144A)                272,300
                                                                                        -------------
                              Total Technology Hardware & Equipment                     $     837,300
-----------------------------------------------------------------------------------------------------
                              TELECOMMUNICATION SERVICES -- 4.8%
                              Integrated Telecommunication Services -- 0.4%
           425,000            Altice France SA, 6.25%, 5/15/24 (144A)                   $     407,469
           200,000            Altice France SA, 8.125%, 2/1/27 (144A)                         198,000
                                                                                        -------------
                                                                                        $     605,469
-----------------------------------------------------------------------------------------------------
                              Wireless Telecommunication Services -- 2.2%
           225,000            Digicel Group, Ltd., 8.25%, 9/30/20 (144A)                $     160,877
           750,000            Digicel, Ltd., 6.75%, 3/1/23                                    601,875
           200,000            Mobile Telesystems OJSC via MTS International
                              Funding, Ltd., 5.0%, 5/30/23 (144A)                             193,902
           340,000            Sprint Corp., 7.125%, 6/15/24                                   347,650
           485,000            Sprint Corp., 7.25%, 9/15/21                                    506,825
           850,000            Sprint Corp., 7.625%, 3/1/26                                    884,000
           250,000            Unison Ground Lease Funding LLC, 5.78%,
                              3/15/20 (144A)                                                  248,124
                                                                                        -------------
                                                                                        $   2,943,253
-----------------------------------------------------------------------------------------------------
                              Wireline -- 2.2%
           500,000            Frontier Communications Corp., 8.5%, 4/1/26 (144A)        $     464,375
         1,165,000            Frontier Communications Corp., 8.75%, 4/15/22                   905,788
           290,000            Frontier Communications Corp., 11.0%, 9/15/25                   212,425
         1,300,000            Windstream Services LLC/Windstream Finance
                              Corp., 8.625%, 10/31/25 (144A)                                1,215,500

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18 25

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
-----------------------------------------------------------------------------------------------------
                              Wireline -- (continued)
           529,000            Windstream Services LLC/Windstream Finance
                              Corp., 8.75%, 12/15/24 (144A)                             $     256,565
                                                                                        -------------
                                                                                        $   3,054,653
                                                                                        -------------
                              Total Telecommunication Services                          $   6,603,375
-----------------------------------------------------------------------------------------------------
                              TRANSPORTATION -- 1.0%
                              Airlines -- 0.2%
           300,000            Latam Finance, Ltd., 6.875%, 4/11/24 (144A)               $     292,050
-----------------------------------------------------------------------------------------------------
                              Highways & Railtracks -- 0.4%
MXN      4,500,000            Red de Carreteras de Occidente SAPIB de CV, 9.0%,
                              6/10/28 (144A)                                            $     207,406
           260,000            Rumo Luxembourg S.a.r.l., 7.375%, 2/9/24 (144A)                 269,100
                                                                                        -------------
                                                                                        $     476,506
-----------------------------------------------------------------------------------------------------
                              Logistics -- 0.1%
           200,000            Aeropuertos Dominicanos Siglo XXI SA, 6.75%,
                              3/30/29 (144A)                                            $     199,500
-----------------------------------------------------------------------------------------------------
                              Marine -- 0.3%
           375,000            Navios South American Logistics, Inc./Navios
                              Logistics Finance US, Inc., 7.25%, 5/1/22 (144A)          $     348,750
                                                                                        -------------
                              Total Transportation                                      $   1,316,806
-----------------------------------------------------------------------------------------------------
                              UTILITIES -- 5.2%
                              Electric Utilities -- 2.2%
           400,000            Cemig Geracao e Transmissao SA, 9.25%,
                              12/5/24 (144A)                                            $     427,080
           575,000            Centrais Eletricas Brasileiras SA, 5.75%, 10/27/21              577,300
           460,000(c)         Enel S.p.A., 8.75% (5 Year USD Swap Rate +
                              588 bps), 9/24/73 (144A)                                        496,800
         1,275,000            Light Servicos de Eletricidade SA/Light Energia SA,
                              7.25%, 5/3/23 (144A)                                          1,243,138
           361,356            Stoneway Capital Corp., 10.0%, 3/1/27 (144A)                    336,065
                                                                                        -------------
                                                                                        $   3,080,383
-----------------------------------------------------------------------------------------------------
                              Gas Utilities -- 0.4%
           665,000            Ferrellgas LP/Ferrellgas Finance Corp., 6.75%, 6/15/23    $     573,562
-----------------------------------------------------------------------------------------------------
                              Independent Power Producers & Energy Traders -- 2.6%
           224,000            Calpine Corp., 5.75%, 1/15/25                             $     200,155
           570,000            NRG Energy, Inc., 6.625%, 1/15/27                               589,950
           320,000            NRG Energy, Inc., 7.25%, 5/15/26                                340,000
           218,625            NSG Holdings LLC/NSG Holdings, Inc., 7.75%,
                              12/15/25 (144A)                                                 236,115
           900,000            Talen Energy Supply LLC, 4.6%, 12/15/21                         843,750
           585,000(g)         TerraForm Power Operating LLC, 6.625%, 6/15/25 (144A)           609,863

The accompanying notes are an integral part of these financial statements.

26 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
-----------------------------------------------------------------------------------------------------
                              Independent Power Producers &
                              Energy Traders -- (continued)
           633,000            Vistra Energy Corp., 8.0%, 1/15/25 (144A)                 $     674,145
                                                                                        -------------
                                                                                        $   3,493,978
                                                                                        -------------
                              Total Utilities                                           $   7,147,923
-----------------------------------------------------------------------------------------------------
                              TOTAL CORPORATE BONDS
                              (Cost $99,548,727)                                        $ 100,663,470
-----------------------------------------------------------------------------------------------------
                              FOREIGN GOVERNMENT BONDS --
                              3.7% of Net Assets
                              Angola -- 0.3%
           448,000            Angolan Government International Bond, 8.25%,
                              5/9/28 (144A)                                             $     447,548
-----------------------------------------------------------------------------------------------------
                              Argentina -- 1.3%
           164,800            Province of Salta Argentina, 9.5%, 3/16/22 (144A)         $     159,650
           360,000            Provincia de Buenos Aires, 9.125%, 3/16/24 (144A)               321,304
           230,000            Provincia de Buenos Aires, 9.95%, 6/9/21 (144A)                 224,756
           670,000            Provincia de Entre Rios Argentina, 8.75%, 2/8/25 (144A)         512,684
           785,000            Provincia del Chubut Argentina, 7.75%, 7/26/26 (144A)           622,269
                                                                                        -------------
                                                                                        $   1,840,663
-----------------------------------------------------------------------------------------------------
                              Bahrain -- 0.2%
           300,000            Bahrain Government International Bond, 7.0%,
                              10/12/28 (144A)                                           $     292,842
-----------------------------------------------------------------------------------------------------
                              Kenya -- 0.4%
           500,000            Kenya Government International Bond, 6.875%,
                              6/24/24 (144A)                                            $     486,454
-----------------------------------------------------------------------------------------------------
                              Mexico -- 0.7%
MXN        970,000            Mexican Bonos, 7.75%, 11/13/42                            $      41,599
MXN     18,385,500            Mexican Bonos, 8.0%, 12/7/23                                    880,900
                                                                                        -------------
                                                                                        $     922,499
-----------------------------------------------------------------------------------------------------
                              Turkey -- 0.3%
           475,000            Turkey Government International Bond, 3.25%, 3/23/23      $     407,312
-----------------------------------------------------------------------------------------------------
                              Ukraine -- 0.5%
           750,000            Ukraine Government International Bond, 8.994%,
                              2/1/24 (144A)                                             $     743,438
-----------------------------------------------------------------------------------------------------
                              TOTAL FOREIGN GOVERNMENT BONDS
                              (Cost $5,517,525)                                         $   5,140,756
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18 27

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
-----------------------------------------------------------------------------------------------------
                              INSURANCE-LINKED SECURITIES --
                              24.7% of Net Assets(1)
                              CATASTROPHE LINKED BONDS -- 10.0%
                              Earthquakes - California -- 0.5%
           400,000(d)         Ursa Re, 5.25% (3 Month U.S. Treasury Bill + 525
                              bps), 12/10/20 (144A)                                     $     401,680
           250,000(d)         Ursa Re, 7.43% (3 Month U.S. Treasury Bill + 510
                              bps), 9/24/21 (144A)                                            250,225
                                                                                        -------------
                                                                                        $     651,905
-----------------------------------------------------------------------------------------------------
                              Earthquakes - Japan -- 0.7%
           500,000(d)         Kizuna Re II, 4.828% (3 Month U.S. Treasury Bill +
                              250 bps), 4/11/23 (144A)                                  $     507,050
           500,000(d)         Nakama Re, 4.429% (6 Month USD LIBOR + 220
                              bps), 10/13/21 (144A)                                           505,450
                                                                                        -------------
                                                                                        $   1,012,500
-----------------------------------------------------------------------------------------------------
                              Earthquakes - U.S. Regional -- 0.4%
           500,000(d)         Merna Re, 4.325% (3 Month U.S. Treasury Bill +
                              200 bps), 4/8/20 (144A)                                   $     499,600
-----------------------------------------------------------------------------------------------------
                              Flood - U.S. -- 0.2%
           250,000(d)         FloodSmart Re, 13.58% (3 Month U.S. Treasury Bill +
                              1,125 bps), 8/6/21 (144A)                                 $     247,500
-----------------------------------------------------------------------------------------------------
                              Health - U.S. -- 0.7%
         1,000,000(d)         Vitality Re VII, 4.98% (3 Month U.S. Treasury Bill +
                              265 bps), 1/7/20 (144A)                                   $   1,009,400
-----------------------------------------------------------------------------------------------------
                              Multiperil - Europe -- 0.4%
EUR        500,000(d)         Lion II Re, 3.17% (3 Month EURIBOR + 317 bps),
                              7/15/21 (144A)                                            $     569,402
-----------------------------------------------------------------------------------------------------
                              Multiperil - U.S. -- 1.8%
           375,000(d)         Caelus Re V, 2.83% (1 Month U.S. Treasury Bill +
                              50 bps), 6/5/20 (144A)                                    $          38
           400,000(d)         Caelus Re V, 2.83% (1 Month U.S. Treasury Bill +
                              50 bps), 6/5/20 (144A)                                           20,000
           250,000(d)         Caelus Re V, 9.83% (3 Month U.S. Treasury Bill +
                              750 bps), 6/7/21 (144A)                                         250,975
           500,000(d)         Kilimanjaro II Re, 9.441% (6 Month USD LIBOR +
                              714 bps), 4/20/21 (144A)                                        500,550
           500,000(d)         Kilimanjaro II Re, 11.791% (6 Month USD LIBOR +
                              949 bps), 4/20/21 (144A)                                        503,250
           750,000(d)         Northshore Re II, 9.54% (3 Month U.S. Treasury Bill +
                              721 bps), 7/6/20 (144A)                                         759,375
           500,000(d)         Spectrum Capital Re, 7.986% (6 Month USD LIBOR +
                              575 bps), 6/8/21 (144A)                                         503,350
                                                                                        -------------
                                                                                        $   2,537,538
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
-----------------------------------------------------------------------------------------------------
                              Multiperil - Worldwide -- 1.3%
           250,000(d)         Galilei Re, 10.61% (6 Month USD LIBOR + 841
                              bps), 1/8/21 (144A)                                       $     253,625
           250,000(d)         Galilei Re, 16.06% (6 Month USD LIBOR + 1,388
                              bps), 1/8/20 (144A)                                             247,475
           250,000(d)         Galilei Re, 16.08% (6 Month USD LIBOR + 1,388
                              bps), 1/8/21 (144A)                                             251,050
           500,000(d)         Galileo Re, 9.661% (3 Month USD LIBOR + 750
                              bps), 11/6/20 (144A)                                            508,150
           250,000(d)         Galileo Re, 11.27% (3 Month U.S. Treasury Bill +
                              894 bps), 1/8/19 (144A)                                         251,000
           250,000(d)         Galileo Re, 15.84% (3 Month U.S. Treasury Bill +
                              1,351 bps), 1/8/19 (144A)                                       250,250
                                                                                        -------------
                                                                                        $   1,761,550
-----------------------------------------------------------------------------------------------------
                              Pandemic - Worldwide -- 0.4%
           300,000(d)         International Bank for Reconstruction & Development,
                              9.763% (6 Month USD LIBOR + 690 bps),
                              7/15/20 (144A)                                            $     301,710
           300,000(d)         International Bank for Reconstruction & Development,
                              14.135% (6 Month USD LIBOR + 1,150 bps),
                              7/15/20 (144A)                                                  282,660
                                                                                        -------------
                                                                                        $     584,370
-----------------------------------------------------------------------------------------------------
                              Wildfire - California -- 0.2%
           250,000(d)         Cal Phoenix Re, 9.648% (3 Month USD LIBOR +
                              750 bps), 8/13/21 (144A)                                  $     247,300
-----------------------------------------------------------------------------------------------------
                              Windstorm - Florida -- 1.3%
           750,000(d)         Integrity Re, 5.466% (6 Month USD LIBOR +
                              324 bps), 6/10/20 (144A)                                  $     758,025
           500,000(d)         Integrity Re, 6.346% (6 Month USD LIBOR +
                              412 bps), 6/10/20 (144A)                                        506,800
           500,000(d)         Sanders Re, 5.324% (6 Month USD LIBOR +
                              311 bps), 6/5/20 (144A)                                         503,650
                                                                                        -------------
                                                                                        $   1,768,475
-----------------------------------------------------------------------------------------------------
                              Windstorm - Japan -- 0.4%
           500,000(d)         Aozora Re, 4.681% (6 Month USD LIBOR + 224
                              bps), 4/7/20 (144A)                                       $     499,400
-----------------------------------------------------------------------------------------------------
                              Windstorm - Massachusetts -- 0.5%
           750,000(d)         Cranberry Re, 4.235% (6 Month USD LIBOR +
                              200 bps), 7/13/20 (144A)                                  $     759,225
-----------------------------------------------------------------------------------------------------
                              Windstorm - Mexico -- 0.4%
           250,000(d)         International Bank for Reconstruction & Development,
                              8.034% (6 Month USD LIBOR + 590 bps),
                              12/20/19 (144A)                                           $     249,300

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18 29

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
-----------------------------------------------------------------------------------------------------
                              Windstorm - Mexico -- (continued)
           250,000(d)         International Bank for Reconstruction & Development,
                              11.434% (6 Month USD LIBOR + 930 bps),
                              12/20/19 (144A)                                           $     249,920
                                                                                        -------------
                                                                                        $     499,220
-----------------------------------------------------------------------------------------------------
                              Windstorm - Texas -- 0.4%
           500,000(d)         Alamo Re, 7.18% (3 Month U.S. Treasury Bill +
                              485 bps), 6/8/20 (144A)                                   $     505,250
-----------------------------------------------------------------------------------------------------
                              Windstorm - U.S. Multistate -- 0.4%
           750,000(d)         Citrus Re, 10.18% (3 Month U.S. Treasury Bill +
                              785 bps), 2/25/19 (144A)                                  $     562,500
                                                                                        -------------
                              Total Catastrophe Linked Bonds                            $  13,715,135
-----------------------------------------------------------------------------------------------------
                              COLLATERALIZED REINSURANCE -- 4.0%
                              Multiperil - Massachusetts -- 0.3%
           416,087+(h)        Denning Re 2018, Variable Rate Notes, 7/15/19             $     411,670
-----------------------------------------------------------------------------------------------------
                              Multiperil - U.S. Regional -- 0.2%
           250,000+(h)        EC0012 Re, Variable Rate Notes, 6/15/19                   $     246,475
-----------------------------------------------------------------------------------------------------
                              Multiperil - Worldwide -- 2.7%
           575,641+(h)        Clarendon Re 2018, Variable Rate Notes, 1/15/19           $     500,520
           650,000+(h)        Cypress Re 2017, Variable Rate Notes, 1/10/19                   297,440
           300,766+(h)        Darmouth Re 2018, Variable Rate Notes, 1/15/19                  244,342
           389,876+(h)        Gloucester Re 2018, Variable Rate Notes, 1/15/19                288,859
           326,836+(h)        Kilarney Re 2018, Variable Rate Notes, 4/15/19                  310,984
           350,000+(h)        Merion Re 2018-1, Variable Rate Notes, 12/31/21                 342,923
           400,000+(h)        Old Head Re 2018, Variable Rate Notes, 12/31/21                 396,516
           333,342+(h)        Oyster Bay Re 2018, Variable Rate Notes, 1/15/19                293,274
           700,000+(h)        Resilience Re, Variable Rate Notes, 12/31/19                    155,400
           567,400+(h)        Seminole Re 2018, Variable Rate Notes, 1/15/19                  488,078
           500,000+(h)        Wentworth Re 2017, Variable Rate Notes, 7/13/19                 123,150
           282,704+(h)        Wentworth Re 2018, Variable Rate Notes, 12/31/21                243,408
                                                                                        -------------
                                                                                        $   3,684,894
-----------------------------------------------------------------------------------------------------
                              Windstorm - Florida -- 0.4%
           750,000+(h)        Portrush Re 2017, Variable Rate Notes, 6/15/19            $     597,600
-----------------------------------------------------------------------------------------------------
                              Windstorm - U.S. Regional -- 0.4%
           250,000+(h)        Promissum Re 2018, Variable Rate Notes, 6/15/19           $     244,075
           250,000+(h)        Resilience Re, Variable Rate Notes, 6/15/19                     257,575
                                                                                        -------------
                                                                                        $     501,650
                                                                                        -------------
                              Total Collateralized Reinsurance                          $   5,442,289
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
-----------------------------------------------------------------------------------------------------
                              INDUSTRY LOSS WARRANTIES -- 0.3%
                              Multiperil - U.S. -- 0.3%
           500,000+(h)        Cypress Re 2018, Variable Rate Notes, 1/15/19             $     492,905
                                                                                        -------------
                              Total Industry Loss Warranties                            $     492,905
-----------------------------------------------------------------------------------------------------
                              REINSURANCE SIDECARS -- 10.4%
                              Multiperil - U.S. -- 1.4%
           800,000+(h)        Carnoustie Re 2015, Variable Rate Notes, 1/10/19          $       2,560
         1,000,000+(h)        Carnoustie Re 2016, Variable Rate Notes, 11/30/20                27,000
         1,000,000+(h)        Carnoustie Re 2017, Variable Rate Notes, 11/30/21               254,200
           250,000+(h)        Carnoustie Re 2018, Variable Rate Notes, 12/31/21               279,145
           400,000+(h)        Castle Stuart Re 2018, Variable Rate Notes, 12/1/21             389,809
         1,000,000+(h)        Harambee Re 2018, Variable Rate Notes, 12/31/21               1,072,700
                                                                                        -------------
                                                                                        $   2,025,414
-----------------------------------------------------------------------------------------------------
                              Multiperil - U.S. Regional -- 0.2%
            250,000+(h)       EC0009 Re, Variable Rate Notes, 12/31/20                  $     240,250
-----------------------------------------------------------------------------------------------------
                              Multiperil - Worldwide -- 8.8%
         1,579,039+(h)        Berwick Re 2018, Variable Rate Notes, 12/31/21            $   1,545,563
           400,000+(h)        Blue Lotus Re 2018, Variable Rate Notes, 12/31/21               444,360
           250,000+(h)        Eden Re II, Variable Rate Notes, 3/22/21 (144A)                 125,125
           750,000+(h)        Eden Re II, Variable Rate Notes, 3/22/22 (144A)                 782,700
           250,000+(h)        Eden Re II, Variable Rate Notes, 3/22/22 (144A)                 261,050
         2,400,000+(h)        Gleneagles Re 2016, Variable Rate Notes, 11/30/20               148,800
         1,500,000+(h)        Gleneagles Re 2017, Variable Rate Notes, 11/30/21               677,100
           250,000+(h)        Gleneagles Re 2018, Variable Rate Notes, 12/31/21               273,498
         1,059,157+(h)        Gullane Re 2018, Variable Rate Notes, 12/31/21                1,042,528
           250,000+(h)        Limestone Re 2018, Variable Rate Notes, 3/1/22                  257,975
         1,000,000+(h)        Lorenz Re 2017, Variable Rate Notes, 3/31/20                    210,800
           750,000+(h)        Lorenz Re 2018, Variable Rate Notes, 7/1/21                     741,675
           500,000+(h)        Madison Re 2018, Variable Rate Notes, 12/31/21                  549,550
           500,000+(h)        Merion Re 2018-2, Variable Rate Notes, 12/31/21                 539,200
           250,000+(h)        NCM Re 2018, Variable Rate Notes, 12/31/21                      268,700
         3,000,000+(h)        Pangaea Re 2015-1, Variable Rate Notes, 7/1/22                    5,400
         2,000,000+(h)        Pangaea Re 2016-1, Variable Rate Notes, 11/30/20                 11,600
         2,000,000+(h)        Pangaea Re 2017-1, Variable Rate Notes, 11/30/21                     --
         1,000,000+(h)        Pangaea Re 2018-1, Variable Rate Notes, 12/31/21              1,021,300
         1,000,000+(h)        Pangaea Re 2018-3, Variable Rate Notes, 7/1/22                  914,600
         1,000,000+(h)        Silverton Re 2017, Variable Rate Notes, 9/16/19 (144A)          103,500
         1,000,000+(h)        St. Andrews Re 2017-1, Variable Rate Notes, 2/1/19               67,800
           500,000+(h)        Thopas Re 2018, Variable Rates Notes, 12/31/21                  536,900
           500,000+(h)        Versutus Re 2018, Variable Rate Notes, 12/31/21                 528,100

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18 31

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
-----------------------------------------------------------------------------------------------------
                              Multiperil - Worldwide -- (continued)
           500,000+(h)        Viribus Re 2018, Variable Rate Notes, 12/31/21            $     495,000
           507,289+(h)        Woburn Re 2018, Variable Rate Notes, 12/31/21                   530,777
                                                                                        -------------
                                                                                        $  12,083,601
                                                                                        -------------
                              Total Reinsurance Sidecars                                $  14,349,265
-----------------------------------------------------------------------------------------------------
                              TOTAL INSURANCE-LINKED SECURITIES
                              (Cost $35,154,605)                                        $  33,999,594
-----------------------------------------------------------------------------------------------------
                              SENIOR SECURED FLOATING RATE LOAN
                              INTERESTS -- 37.7% of Net Assets*(d)
                              AUTOMOBILES & COMPONENTS -- 0.9%
                              Auto Parts & Equipment -- 0.9%
           229,125            American Axle & Manufacturing, Inc., Tranche B Term
                              Loan, 4.621% (LIBOR + 225 bps), 4/6/24                    $     229,125
           179,610            Energy Acquisition LP, First Lien Initial Term Loan,
                              6.636% (LIBOR + 425 bps), 6/26/25                               180,957
           143,248            TI Group Automotive Systems LLC, Initial US Term
                              Loan, 4.802% (LIBOR + 250 bps), 6/30/22                         142,711
           659,624            Tower Automotive Holdings USA LLC, Initial Term
                              Loan, 5.063% (LIBOR + 275 bps), 3/7/24                          659,899
                                                                                        -------------
                                                                                        $   1,212,692
                                                                                        -------------
                              Total Automobiles & Components                            $   1,212,692
-----------------------------------------------------------------------------------------------------
                              CAPITAL GOODS -- 4.2%
                              Aerospace & Defense -- 0.4%
           293,199            DAE Aviation Holdings, Inc., Initial Term Loan, 6.05%
                              (LIBOR + 375 bps), 7/7/22                                 $     294,822
           195,781            DynCorp International, Inc., Term Loan B2, 8.282%
                              (LIBOR + 600 bps), 7/7/20                                       196,515
                                                                                        -------------
                                                                                        $     491,337
-----------------------------------------------------------------------------------------------------
                              Building Products -- 0.8%
           863,576            Builders FirstSource, Inc., Refinancing Term Loan,
                              5.386% (LIBOR + 300 bps), 2/29/24                         $     856,920
           296,234            Summit Materials LLC, New Term Loan, 4.302%
                              (LIBOR + 200 bps), 11/21/24                                     295,262
                                                                                        -------------
                                                                                        $   1,152,182
-----------------------------------------------------------------------------------------------------
                              Construction Machinery & Heavy Trucks -- 0.8%
           289,911            Clark Equipment Co. (aka Doosan Bobcat, Inc.), Repriced
                              Term Loan, 4.377% (LIBOR + 200 bps), 5/18/24              $     289,367
           484,375            Commercial Vehicle Group, Inc., Initial Term Loan,
                              8.302% (LIBOR + 600 bps), 4/12/23                               487,403
           380,301            Navistar, Inc., Tranche B Term Loan, 5.78% (LIBOR +
                              350 bps), 11/6/24                                               381,252
                                                                                        -------------
                                                                                        $   1,158,022
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
-----------------------------------------------------------------------------------------------------
                              Electrical Components & Equipment -- 0.6%
           350,000            GoodRx, Inc., First Lien Initial Term Loan, 5.283%
                              (LIBOR + 300 bps), 10/10/25                               $     351,969
            99,750            Pelican Products, Inc., First Lien Term Loan, 5.774%
                              (LIBOR + 350 bps), 5/1/25                                        99,958
           410,213            WireCo WorldGroup, Inc., First Lien Initial Term Loan,
                              7.302% (LIBOR + 500 bps), 9/29/23                               414,058
                                                                                        -------------
                                                                                        $     865,985
-----------------------------------------------------------------------------------------------------
                              Industrial Conglomerates -- 0.9%
           568,271            DTI Holdco, Inc., Replacement B-1 Term Loan,
                              7.276% (LIBOR + 475 bps), 9/29/23                         $     546,961
           168,053            Filtration Group Corp., Initial Dollar Term Loan,
                              5.302% (LIBOR + 300 bps), 3/29/25                               168,963
           496,446            Shape Technologies Group, Inc., Initial Term Loan,
                              5.305% (LIBOR + 300 bps), 4/20/25                               496,135
                                                                                        -------------
                                                                                        $   1,212,059
-----------------------------------------------------------------------------------------------------
                              Industrial Machinery -- 0.3%
           186,687            Blount International, Inc., New Refinancing Term
                              Loan, 6.052% (LIBOR + 375 bps), 4/12/23                   $     188,554
           167,014            NN, Inc., Tranche B Term Loan, 6.052% (LIBOR +
                              375 bps), 10/19/22                                              167,510
                                                                                        -------------
                                                                                        $     356,064
-----------------------------------------------------------------------------------------------------
                              Trading Companies & Distributors -- 0.4%
           497,500            Beacon Roofing Supply, Inc., Initial Term Loan,
                              4.527% (LIBOR + 225 bps), 1/2/25                          $     493,813
            40,307            WESCO Distribution, Inc., Tranche B-1 Term Loan,
                              5.302% (LIBOR + 300 bps), 12/12/19                               40,358
                                                                                        -------------
                                                                                        $     534,171
                                                                                        -------------
                              Total Capital Goods                                       $   5,769,820
-----------------------------------------------------------------------------------------------------
                              COMMERCIAL & PROFESSIONAL SERVICES -- 1.1%
                              Diversified Support Services -- 0.3%
           102,324            Asurion LLC (fka Asurion Corp.), New B-7 Term Loan,
                              5.302% (LIBOR + 300 bps), 11/3/24                         $     102,605
           325,000            Asurion LLC (fka Asurion Corp.), Second Lien
                              Replacement B-2 Term Loan, 8.802% (LIBOR +
                              650 bps), 8/4/25                                                332,312
                                                                                        -------------
                                                                                        $     434,917
-----------------------------------------------------------------------------------------------------
                              Environmental & Facilities Services -- 0.2%
           241,558            Infiltrator Water Technologies LLC, First Lien Term B-2
                              Loan, 5.386% (LIBOR + 300 bps), 5/27/22                   $     242,766
-----------------------------------------------------------------------------------------------------
                              Security & Alarm Services -- 0.6%
           740,625            Constellis Holdings LLC, First Lien Term B Loan,
                              7.386% (LIBOR + 500 bps), 4/21/24                         $     739,082

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18 33

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
-----------------------------------------------------------------------------------------------------
                              Security & Alarm Services -- (continued)
           124,719            Prime Security Services Borrower LLC, First Lien
                              2016-2 Refinancing Term B-1 Loan, 5.052%
                              (LIBOR + 275 bps), 5/2/22                                 $     124,953
                                                                                        -------------
                                                                                        $     864,035
                                                                                        -------------
                              Total Commercial & Professional Services                  $   1,541,718
-----------------------------------------------------------------------------------------------------
                              CONSUMER DURABLES & APPAREL -- 1.4%
                              Home Furnishings -- 0.3%
           522,133            Serta Simmons Bedding LLC, Second Lien Initial Term
                              Loan, 10.277% (LIBOR + 800 bps), 11/8/24                  $     411,506
-----------------------------------------------------------------------------------------------------
                              Homebuilding -- 0.2%
           250,000            Interior Logic Group Holdings IV LLC, Initial Term
                              Loan, 6.391% (LIBOR + 400 bps), 5/30/25                   $     249,844
-----------------------------------------------------------------------------------------------------
                              Household Appliances -- 0.4%
           498,741            Allied Universal Holdco, LLC (f/k/a USAGM
                              Holdco, LLC), Incremental Term Loan, 6.31%
                              (LIBOR + 400 bps), 9/29/24                                $     495,624
-----------------------------------------------------------------------------------------------------
                              Leisure Products -- 0.5%
           346,500            Bass Pro Group LLC, Initial Term Loan, 7.302%
                              (LIBOR + 500 bps), 9/25/24                                $     347,041
           359,138            Bombardier Recreational Products, Inc., Term B Loan,
                              4.3% (LIBOR + 200 bps), 5/23/25                                 358,764
                                                                                        -------------
                                                                                        $     705,805
                                                                                        -------------
                              Total Consumer Durables & Apparel                         $   1,862,779
-----------------------------------------------------------------------------------------------------
                              CONSUMER SERVICES -- 3.1%
                              Casinos & Gaming -- 0.5%
           164,957            Eldorado Resorts, Inc., Term Loan, 4.563% (LIBOR +
                              225 bps), 4/17/24                                         $     165,369
           553,616            Scientific Games International, Inc., Initial Term B-5
                              Loan, 5.046% (LIBOR + 275 bps), 8/14/24                         549,233
                                                                                        -------------
                                                                                        $     714,602
-----------------------------------------------------------------------------------------------------
                              Education Services -- 0.4%
           466,667            Laureate Education, Inc., Series 2024 Term Loan,
                              6.027% (LIBOR + 350 bps), 4/26/24                         $     468,184
-----------------------------------------------------------------------------------------------------
                              Leisure Facilities -- 0.3%
           401,144            Fitness International LLC, Term B Loan, 5.552%
                              (LIBOR + 325 bps), 4/18/25                                $     402,356
-----------------------------------------------------------------------------------------------------
                              Restaurants -- 0.6%
           344,022            1011778 BC Unlimited Liability Co. (New Red
                              Finance, Inc.) (aka Burger King/Tim Hortons),
                              Term B-3 Loan, 4.552% (LIBOR + 225 bps), 2/16/24          $     343,054

The accompanying notes are an integral part of these financial statements.

34 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
-----------------------------------------------------------------------------------------------------
                              Restaurants -- (continued)
           298,250            Dhanani Group, Inc., Term Loan B, 6.052% (LIBOR +
                              375 bps), 7/20/25                                         $     297,132
           236,878            Golden Nugget, Inc. (aka Landry's, Inc.), Initial Term
                              Loan B, 5.23% (LIBOR + 275 bps), 10/4/23                        237,452
                                                                                        -------------
                                                                                        $     877,638
-----------------------------------------------------------------------------------------------------
                              Specialized Consumer Services -- 1.3%
           500,000            Allied Universal Holdco, LLC (f/k/a USAGM Holdco,
                              LLC), Incremental Term Loan, 6.641% (LIBOR +
                              425 bps), 7/28/22                                         $     497,917
           525,887            Creative Artists Agency LLC, Refinancing Term Loan,
                              5.29% (LIBOR + 300 bps), 2/15/24                                527,941
           727,682            KUEHG Corp. (fka KC MergerSub, Inc.), Term B-3 Loan,
                              6.136% (LIBOR + 375 bps), 2/21/25                               732,295
                                                                                        -------------
                                                                                        $   1,758,153
                                                                                        -------------
                              Total Consumer Services                                   $   4,220,933
-----------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 1.7%
                              Diversified Capital Markets -- 0.2%
           240,625            Freedom Mortgage Corp., Initial Term Loan, 7.052%
                              (LIBOR + 475 bps), 2/23/22                                $     242,730
-----------------------------------------------------------------------------------------------------
                              Investment Banking & Brokerage -- 0.3%
           174,125            Duff & Phelps Investment Management Co., Initial
                              Term Loan, 5.552% (LIBOR + 325 bps), 2/13/25              $     174,219
           177,705            LPL Holdings, Inc., Tranche B Term Loan, 4.53%
                              (LIBOR + 225 bps), 9/23/24                                      178,260
                                                                                        -------------
                                                                                        $     352,479
-----------------------------------------------------------------------------------------------------
                              Specialized Finance -- 1.2%
           171,537            Avast Software BV, 2018 Refinancing Dollar Term
                              Loan, 4.886% (LIBOR + 250 bps), 9/29/23                   $     172,395
           182,857            CTC AcquiCo GmbH, Facility B2, 5.565% (LIBOR +
                              325 bps), 3/7/25                                                182,400
           241,250            DBRS, Ltd., Initial Term Loan, 7.563% (LIBOR +
                              525 bps), 3/4/22                                                241,853
           625,000(i)         Encino Acquisition Partners Holdings LLC, Second
                              Lien Term Loan, 9/26/25                                         637,500
           493,750            Peraton Corp. (fka MHVC Acquisition Corp.), First Lien
                              Initial Term Loan, 7.64% (LIBOR + 525 bps), 4/29/24             491,898
                                                                                        -------------
                                                                                        $   1,726,046
                                                                                        -------------
                              Total Diversified Financials                              $   2,321,255
-----------------------------------------------------------------------------------------------------
                              ENERGY -- 2.2%
                              Integrated Oil & Gas -- 0.6%
             800,000(i)       BCP Raptor II LLC, Term Loan B, 10/22/25                  $     799,000
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18 35

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
-----------------------------------------------------------------------------------------------------
                              Oil & Gas Drilling -- 0.5%
           250,000            Gavilan Resources LLC, Second Lien Initial Term
                              Loan, 8.28% (LIBOR + 600 bps), 3/1/24                     $     235,313
           450,000            Traverse Midstream Partners LLC, Advance Term
                              Loan, 6.6% (LIBOR + 400 bps), 9/27/24                           453,867
                                                                                        -------------
                                                                                        $     689,180
-----------------------------------------------------------------------------------------------------
                              Oil & Gas Equipment & Services -- 0.1%
           199,500            Keane Group Holdings LLC, Initial Term Loan, 6.063%
                              (LIBOR + 375 bps), 5/25/25                                $     194,014
-----------------------------------------------------------------------------------------------------
                              Oil & Gas Exploration & Production -- 0.2%
           250,000            California Resources Corp., Term Loan, 12.67%
                              (LIBOR + 1,038 bps), 12/31/21                             $     278,750
-----------------------------------------------------------------------------------------------------
                              Oil & Gas Storage & Transportation -- 0.4%
           648,427            Gulf Finance LLC, Tranche B Term Loan, 7.64%
                              (LIBOR + 525 bps), 8/25/23                                $     536,573
-----------------------------------------------------------------------------------------------------
                              Pipeline -- 0.4%
           503,767            Summit Midstream Partners Holdings LLC, Term Loan
                              Credit Facility, 8.302% (LIBOR + 600 bps), 5/13/22        $     506,915
                                                                                        -------------
                              Total Energy                                              $   3,004,432
-----------------------------------------------------------------------------------------------------
                              FOOD & STAPLES RETAILING -- 0.5%
                              Food Distributors -- 0.5%
           750,000            United Natural Foods, Inc., Initial Term Loan, 6.552%
                              (LIBOR + 425 bps), 10/22/25                               $     704,063
                                                                                        -------------
                              Total Food & Staples Retailing                            $     704,063
-----------------------------------------------------------------------------------------------------
                              FOOD, BEVERAGE & TOBACCO -- 0.6%
                              Agricultural Products -- 0.1%
            98,007            NVA Holdings, Inc., First Lien Term B3 Loan, 5.052%
                              (LIBOR + 275 bps), 2/2/25                                 $      97,414
-----------------------------------------------------------------------------------------------------
                              Packaged Foods & Meats -- 0.5%
           456,533            Dole Food Co., Inc., Tranche B Term Loan, 5.049%
                              (LIBOR + 275 bps/PRIME + 175 bps), 4/6/24                 $     455,998
           346,500            Give and Go Prepared Foods Corp. (fka GG Foods
                              Acquisition Corp.), First Lien 2017 Term Loan,
                              6.636% (LIBOR + 425 bps), 7/29/23                               307,086
                                                                                        -------------
                                                                                        $     763,084
                                                                                        -------------
                              Total Food, Beverage & Tobacco                            $     860,498
-----------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 3.5%
                              Health Care Equipment -- 0.2%
           330,000(i)         NMN Holdings III Corp., Closing Date Term
                              Loan, 11/13/25                                            $     330,825
-----------------------------------------------------------------------------------------------------
                              Health Care Facilities -- 0.7%
           399,565            CHS/Community Health Systems, Inc., Incremental 2021
                              Term H Loan, 5.563% (LIBOR + 325 bps), 1/27/21            $     392,240

The accompanying notes are an integral part of these financial statements.

36 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
-----------------------------------------------------------------------------------------------------
                              Health Care Facilities -- (continued)
           605,000            Gentiva Health Services, Inc., Second Lien Initial Term
                              Loan, 9.313% (LIBOR + 700 bps), 7/2/26                    $     616,344
                                                                                        -------------
                                                                                        $   1,008,584
-----------------------------------------------------------------------------------------------------
                              Health Care Services -- 1.5%
           325,000            Envision Healthcare Corp., Initial Term Loan, 6.052%
                              (LIBOR + 375 bps), 10/10/25                               $     318,929
           246,248            ExamWorks Group, Inc. (fka Gold Merger Co., Inc.),
                              Term B-1 Loan, 5.552% (LIBOR + 325 bps), 7/27/23                247,428
           231,620            Gentiva Health Services, Inc., First Lien Closing Date
                              Initial Term Loan, 6.063% (LIBOR + 375 bps), 7/2/25             232,483
           339,500            HC Group Holdings III, Inc., First Lien Refinancing Term
                              Loan, 6.052% (LIBOR + 375 bps), 4/7/22                          340,561
           195,775            National Mentor Holdings, Inc., Tranche B Term Loan,
                              5.386% (LIBOR + 300 bps), 1/31/21                               195,775
           196,482            nThrive, Inc. (fka Precyse Acquisition Corp.), Additional
                              Term B-2 Loan, 6.802% (LIBOR + 450 bps), 10/20/22               197,711
           490,038            Prospect Medical Holdings, Inc., Term B-1 Loan,
                              7.813% (LIBOR + 550 bps), 2/22/24                               492,794
                                                                                        -------------
                                                                                        $   2,025,681
-----------------------------------------------------------------------------------------------------
                              Health Care Supplies -- 0.5%
           182,688            Kinetic Concepts, Inc., Dollar Term Loan, 5.636%
                              (LIBOR + 325 bps), 2/2/24                                 $     183,582
           492,500            Sterigenics-Nordion Holdings LLC, Incremental Term
                              Loan, 5.302% (LIBOR + 300 bps), 5/15/22                         493,423
                                                                                        -------------
                                                                                        $     677,005
-----------------------------------------------------------------------------------------------------
                              Health Care Technology -- 0.6%
           243,750            Change Healthcare Holdings, Inc. (fka Emdeon, Inc.),
                              Closing Date Term Loan, 5.173% (LIBOR +
                              275 bps), 3/1/24                                          $     243,767
           248,750            Chloe OX Parent LLC, Initial Term Loan, 6.886%
                              (LIBOR + 450 bps), 12/23/24                                     249,683
           355,258^           Medical Card System, Inc., Term Loan, 5.5%
                              (LIBOR + 450 bps), 9/2/19                                       230,918
            75,792            Quintiles IMS, Inc., Term B-1 Dollar Loan, 4.386%
                              (LIBOR + 200 bps), 3/7/24                                        76,016
                                                                                        -------------
                                                                                        $     800,384
                                                                                        -------------
                              Total Health Care Equipment & Services                    $   4,842,479
-----------------------------------------------------------------------------------------------------
                              HOUSEHOLD & PERSONAL PRODUCTS -- 1.0%
                              Cleaning Products -- 0.1%
           148,129            Parfums Holding Co., Inc., First Lien Initial Term Loan,
                              6.529% (LIBOR + 425 bps), 6/30/24                         $     148,931
-----------------------------------------------------------------------------------------------------
                              Household Products -- 0.5%
           346,500            Alphabet Holding Co., Inc. (aka Nature's Bounty),
                              First Lien Initial Term Loan, 5.802% (LIBOR + 350
                              bps), 9/26/24                                             $     331,666

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18 37

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
-----------------------------------------------------------------------------------------------------
                              Household Products -- (continued)
           395,000            WKI Holding Co., Inc., Initial Term Loan, 6.343%
                              (LIBOR + 400 bps), 5/1/24                                 $     390,556
                                                                                        -------------
                                                                                        $     722,222
-----------------------------------------------------------------------------------------------------
                              Personal Products -- 0.4%
           762,334            Revlon Consumer Products Corp., Initial Term B Loan,
                              5.813% (LIBOR + 350 bps), 9/7/23                          $     559,743
                                                                                        -------------
                              Total Household & Personal Products                       $   1,430,896
-----------------------------------------------------------------------------------------------------
                              INSURANCE -- 1.6%
                              Life & Health Insurance -- 0.3%
           486,392            Integro, Inc., First Lien Initial Term Loan, 8.068%
                              (LIBOR + 575 bps), 10/31/22                               $     487,608
-----------------------------------------------------------------------------------------------------
                              Property & Casualty Insurance -- 1.3%
           163,140            Alliant Holdings Intermediate LLC, Initial Term Loan,
                              5.28% (LIBOR + 300 bps), 5/9/25                           $     163,178
           593,765            Confie Seguros Holding II Co., Second Lien Term Loan,
                              11.802% (LIBOR + 950 bps), 5/8/19                               593,394
           503,209            Confie Seguros Holding II Co., Term B Loan, 7.552%
                              (LIBOR + 525 bps), 4/19/22                                      504,153
           495,000            USI, Inc. (fka Compass Investors, Inc.), 2017 New Term
                              Loan, 5.386% (LIBOR + 300 bps), 5/16/24                         492,773
                                                                                        -------------
                                                                                        $   1,753,498
                                                                                        -------------
                              Total Insurance                                           $   2,241,106
-----------------------------------------------------------------------------------------------------
                              MATERIALS -- 5.6%
                              Construction Materials -- 0.4%
           112,500            84 Lumber Co., Term B-1 Loan, 7.531% (LIBOR +
                              525 bps), 10/25/23                                        $     113,438
           491,266            American Bath Group LLC, First Lien Replacement
                              Term Loan, 6.636% (LIBOR + 425 bps), 9/30/23                    494,336
                                                                                        -------------
                                                                                        $     607,774
-----------------------------------------------------------------------------------------------------
                              Diversified Chemicals -- 1.5%
           305,666            Allnex (Luxembourg) & Cy SCA (fka AI Chem & Cy
                              SCA), Tranche B-2 Term Loan, 5.567% (LIBOR +
                              325 bps), 9/13/23                                         $     306,048
           230,296            Allnex (Luxembourg) & Cy SCA (fka AI Chem & Cy
                              SCA), Tranche B-3 Term Loan, 5.567% (LIBOR +
                              325 bps), 9/13/23                                               230,584
           289,298            Chemours Co., Tranche B-2 US Dollar Term Loan,
                              4.05% (LIBOR + 175 bps), 4/3/25                                 288,032
           187,500(i)         Natgasoline LLC, Term Loan B, 10/31/25                          188,203
           366,686            Tata Chemicals North America, Term Loan, 5.188%
                              (LIBOR + 275 bps), 8/7/20                                       365,770
           127,525            Tronox, Ltd., First Lien Blocked Dollar Term Loan,
                              5.302% (LIBOR + 300 bps), 9/23/24                               127,445

The accompanying notes are an integral part of these financial statements.

38 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
-----------------------------------------------------------------------------------------------------
                              Diversified Chemicals -- (continued)
           294,288            Tronox, Ltd., First Lien Initial Dollar Term Loan, 5.302%
                              (LIBOR + 300 bps), 9/23/24                                $     294,104
           206,295            Univar USA, Inc., Term B-3 Loan, 4.552% (LIBOR +
                              225 bps), 7/1/24                                                206,445
                                                                                        -------------
                                                                                        $   2,006,631
-----------------------------------------------------------------------------------------------------
                              Diversified Metals & Mining -- 0.9%
           763,088            Aleris International, Inc., Initial Term Loan, 7.052%
                              (LIBOR + 475 bps), 2/27/23                                $     771,354
           490,000            Global Brass and Copper, Inc., Initial Term Loan,
                              4.813% (LIBOR + 250 bps), 5/29/25                               491,225
            53,337            US Silica Co., Term Loan, 6.313% (LIBOR + 400
                              bps), 5/1/25                                                     48,630
                                                                                        -------------
                                                                                        $   1,311,209
-----------------------------------------------------------------------------------------------------
                              Metal & Glass Containers -- 0.8%
           473,204            Tank Holding Corp. (Roto Acquisition Corp.),
                              Replacement Term Loan, 5.811% (LIBOR +
                              350 bps), 3/16/22                                         $     474,757
           594,015            Twist Beauty International Holdings SA, Facility B2,
                              5.195% (LIBOR + 275 bps), 4/22/24                               592,901
                                                                                        -------------
                                                                                        $   1,067,658
-----------------------------------------------------------------------------------------------------
                              Paper Packaging -- 0.4%
           510,726            Caraustar Industries, Inc., Refinancing Term Loan,
                              7.886% (LIBOR + 550 bps), 3/14/22                         $     513,662
-----------------------------------------------------------------------------------------------------
                              Paper Products -- 0.3%
           161,060            Ranpak Corp., Second Lien Initial Term Loan, 9.54%
                              (LIBOR + 725 bps), 10/3/22                                $     161,463
           196,438            Ranpak Corp., Tranche B-1 USD Term Loan, 5.552%
                              (LIBOR + 325 bps), 10/1/21                                      196,438
                                                                                        -------------
                                                                                        $     357,901
-----------------------------------------------------------------------------------------------------
                              Specialty Chemicals -- 1.0%
           267,822            MacDermid, Inc. (Platform Specialty Products Corp.),
                              Tranche B-7 Term Loan, 4.802% (LIBOR + 250
                              bps), 6/7/20                                              $     268,276
           564,019            Omnova Solutions, Inc., Term B-2 Loan, 5.552%
                              (LIBOR + 325 bps), 8/25/23                                      565,429
           250,000            Starfruit Finco BV (Starfruit US Holdco LLC) (aka
                              AkzoNobel), Initial Dollar Term Loan, 5.506%
                              (LIBOR + 325 bps), 10/1/25                                      249,883
           246,881            Unifrax I LLC, Initial Dollar Term Loan, 5.886%
                              (LIBOR + 350 bps), 4/4/24                                       247,653
                                                                                        -------------
                                                                                        $   1,331,241
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18 39

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
-----------------------------------------------------------------------------------------------------
                              Steel -- 0.3%
           488,794            Zekelman Industries, Inc. (fka JMC Steel Group, Inc.),
                              Term Loan, 4.623% (LIBOR + 225 bps), 6/14/21              $     488,642
                                                                                        -------------
                              Total Materials                                           $   7,684,718
-----------------------------------------------------------------------------------------------------
                              MEDIA & ENTERTAINMENT -- 2.3%
                              Advertising -- 0.5%
           245,033            CB Poly Investments LLC, First Lien Closing Date
                              Term Loan, 6.052% (LIBOR + 375 bps), 8/16/23              $     246,258
           408,750            Red Ventures LLC (New Imagitas, Inc.), First Lien
                              Term Loan, 6.302% (LIBOR + 400 bps), 11/8/24                    410,453
                                                                                        -------------
                                                                                        $     656,711
-----------------------------------------------------------------------------------------------------
                              Broadcasting -- 1.0%
           161,719            A-L Parent LLC (aka Learfield Communications), First Lien
                              Initial Term Loan, 5.56% (LIBOR + 325 bps), 12/1/23       $     162,325
           197,000            CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
                              March 2017 Refinancing Term Loan, 4.53% (LIBOR +
                              225 bps), 7/17/25                                               196,259
           125,819(i)         CSC Holdings, LLC (fka CSC Holdings Inc. (Cablevision)),
                              October 2018 Incremental Term Loan, 1/15/26                     125,662
           197,055            Hubbard Radio LLC, Term Loan, 5.31% (LIBOR +
                              300 bps), 3/28/25                                               197,301
           214,944            MediArena Acquisition BV (fka AP NMT Acquisition BV),
                              First Lien Dollar Term B Loan, 8.148% (LIBOR +
                              575 bps), 8/13/21                                               215,347
           445,222            Univision Communications, Inc., First Lien 2017
                              Replacement Repriced Term Loan, 5.052% (LIBOR +
                              275 bps), 3/15/24                                               427,877
                                                                                        -------------
                                                                                        $   1,324,771
-----------------------------------------------------------------------------------------------------
                              Publishing -- 0.8%
           451,537            DH Publishing LP, Term B-6 Loan, 4.53% (LIBOR +
                              225 bps), 8/20/23                                         $     452,101
             4,538            Lee Enterprises, Inc., First Lien Term Loan, 8.545%
                              (LIBOR + 625 bps), 3/31/19                                        4,544
           749,443            McGraw-Hill Global Education Holdings LLC, First Lien
                              Term B Loan, 6.302% (LIBOR + 400 bps), 5/4/22                   718,930
                                                                                        -------------
                                                                                        $   1,175,575
                                                                                        -------------
                              Total Media & Entertainment                               $   3,157,057
-----------------------------------------------------------------------------------------------------
                              PHARMACEUTICALS, BIOTECHNOLOGY &
                              LIFE SCIENCES -- 0.7%
                              Life Sciences Tools & Services -- 0.2%
           229,234            Catalent Pharma Solutions, Inc. (fka Cardinal
                              Health 409, Inc.), Dollar Term Loan, 4.552%
                              (LIBOR + 225 bps), 5/20/24                                $     230,503
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
-----------------------------------------------------------------------------------------------------
                              Pharmaceuticals -- 0.5%
           240,554            Bausch Health Co., Inc. (fka Valeant Pharmaceuticals
                              International, Inc.), Initial Term Loan, 5.274%
                              (LIBOR + 300 bps), 6/2/25                                 $     241,139
           481,192            Horizon Pharma, Inc., Third Amendment Refinanced
                              Term Loan, 5.313% (LIBOR + 300 bps), 3/29/24                    492,319
                                                                                        -------------
                                                                                        $     733,458
                                                                                        -------------
                              Total Pharmaceuticals, Biotechnology & Life Sciences      $     963,961
-----------------------------------------------------------------------------------------------------
                              REAL ESTATE -- 0.3%
                              Specialized REIT -- 0.3%
           486,328            Communications Sales & Leasing, Inc. (CSL Capital
                              LLC), Shortfall Term Loan, 5.302% (LIBOR +
                              300 bps), 10/24/22                                        $     460,796
                                                                                        -------------
                              Total Real Estate                                         $     460,796
-----------------------------------------------------------------------------------------------------
                              RETAILING -- 0.9%
                              Automotive Retail -- 0.5%
           627,435            CWGS Group LLC, Term Loan, 5.029% (LIBOR +
                              275 bps), 11/8/23                                         $     606,520
-----------------------------------------------------------------------------------------------------
                              Department Stores -- 0.3%
           494,805            Neiman Marcus Group, Ltd., LLC, Other Term Loan,
                              5.531% (LIBOR + 325 bps), 10/25/20                        $     451,407
-----------------------------------------------------------------------------------------------------
                              Specialty Stores -- 0.1%
           152,937            PetSmart, Inc., Tranche B-2 Term Loan, 5.28%
                              (LIBOR + 300 bps), 3/11/22                                $     130,092
                                                                                        -------------
                              Total Retailing                                           $   1,188,019
-----------------------------------------------------------------------------------------------------
                              SEMICONDUCTORS & SEMICONDUCTOR
                              EQUIPMENT -- 1.3%
                              Semiconductor Equipment -- 0.8%
           250,000            Cohu, Inc., Term Loan B, 5.396% (LIBOR +
                              300 bps), 9/19/25                                         $     250,469
           825,000            Ultra Clean Holdings, Inc., Term Loan B, 6.802%
                              (LIBOR + 450 bps), 8/27/25                                      811,594
                                                                                        -------------
                                                                                        $   1,062,063
-----------------------------------------------------------------------------------------------------
                              Semiconductors -- 0.5%
           489,971            MACOM Technology Solutions Holdings, Inc.
                              (fka M/A-COM Technology Solutions Holdings, Inc.),
                              Initial Term Loan, 4.552% (LIBOR + 225 bps), 5/17/24      $     475,272
           246,222            Micron Technology, Inc., Term Loan, 4.06%
                              (LIBOR + 175 bps), 4/26/22                                      246,837
                                                                                        -------------
                                                                                        $     722,109
                                                                                        -------------
                              Total Semiconductors & Semiconductor Equipment            $   1,784,172
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18 41

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
-----------------------------------------------------------------------------------------------------
                              SOFTWARE & SERVICES -- 1.3%
                              Application Software -- 0.4%
           500,000            STG-Fairway Acquisitions, Inc., First Lien Term Loan,
                              7.777% (LIBOR + 525 bps), 6/30/22                         $     500,625
-----------------------------------------------------------------------------------------------------
                              Data Processing & Outsourced Services -- 0.2%
           230,733            First Data Corp., 2024A New Dollar Term Loan,
                              4.287% (LIBOR + 200 bps), 4/26/24                         $     230,481
-----------------------------------------------------------------------------------------------------
                              IT Consulting & Other Services -- 0.7%
           345,249            Go Daddy Operating Co., LLC (GD Finance Co., Inc.),
                              Tranche B-1 Term Loan, 4.552% (LIBOR +
                              225 bps), 2/15/24                                         $     346,032
            92,462            Rackspace Hosting, Inc., First Lien Initial Term B Loan,
                              5.348% (LIBOR + 300 bps), 11/3/23                                90,104
           300,000            Rocket Software, Inc., Second Lien Term Loan,
                              11.886% (LIBOR + 950 bps), 10/14/24                             302,500
           246,875            Tempo Acquisition LLC, Initial Term Loan, 5.302%
                              (LIBOR + 300 bps), 5/1/24                                       247,222
                                                                                        -------------
                                                                                        $     985,858
                                                                                        -------------
                              Total Software & Services                                 $   1,716,964
-----------------------------------------------------------------------------------------------------
                              TECHNOLOGY HARDWARE & EQUIPMENT -- 0.4%
                              Electronic Components -- 0.4%
           542,369            Mirion Technologies (Finance) LLC (Mirion Technologies,
                              Inc.), First Lien Initial Term Loan, 7.136% (LIBOR +
                              475 bps), 3/31/22                                         $     541,014
                                                                                        -------------
                              Total Technology Hardware & Equipment                     $     541,014
-----------------------------------------------------------------------------------------------------
                              TELECOMMUNICATION SERVICES -- 1.1%
                              Integrated Telecommunication Services -- 0.9%
           744,375            CenturyLink, Inc., Initial Term B Loan, 5.052%
                              (LIBOR + 275 bps), 1/31/25                                $     736,745
           486,811            Level 3 Financing, Inc., Tranche B 2024 Term Loan,
                              4.53% (LIBOR + 225 bps), 2/22/24                                487,724
                                                                                        -------------
                                                                                        $   1,224,469
-----------------------------------------------------------------------------------------------------
                              Wireless Telecommunication Services -- 0.2%
           344,750            Sprint Communications, Inc., Initial Term Loan,
                              4.813% (LIBOR + 250 bps), 2/2/24                          $     344,532
                                                                                        -------------
                              Total Telecommunication Services                          $   1,569,001
-----------------------------------------------------------------------------------------------------
                              TRANSPORTATION -- 1.1%
                              Marine -- 0.6%
           544,363            Commercial Barge Line Co., Initial Term Loan,
                              11.052% (LIBOR + 875 bps), 11/12/20                       $     420,520
           462,501            Navios Maritime Partners LP, Initial Term Loan,
                              7.34% (LIBOR + 500 bps), 9/14/20                                463,272
                                                                                        -------------
                                                                                        $     883,792
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
-----------------------------------------------------------------------------------------------------
                              Trucking -- 0.5%
           673,612            YRC Worldwide, Inc., Tranche B-1 Term Loan,
                              10.802% (LIBOR + 850 bps), 7/26/22                        $     682,874
                                                                                        -------------
                              Total Transportation                                      $   1,566,666
-----------------------------------------------------------------------------------------------------
                              UTILITIES -- 0.9%
                              Electric Utilities -- 0.5%
           468,757            APLP Holdings, Ltd., Partnership, Term Loan,
                              5.302% (LIBOR + 300 bps), 4/13/23                         $     470,281
           285,305            TPF II Power LLC (TPF II Convert Midco LLC), Term
                              Loan, 6.052% (LIBOR + 375 bps), 10/2/23                         285,193
                                                                                        -------------
                                                                                        $     755,474
-----------------------------------------------------------------------------------------------------
                              Independent Power Producers &
                              Energy Traders -- 0.4%
           493,485            TerraForm AP Acquisition Holdings LLC, Term Loan,
                              6.636% (LIBOR + 425 bps), 6/27/22                         $     493,485
                                                                                        -------------
                              Total Utilities                                           $   1,248,959
-----------------------------------------------------------------------------------------------------
                              TOTAL SENIOR SECURED FLOATING RATE
                              LOAN INTERESTS
                              (Cost $52,313,487)                                        $  51,893,998
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Shares
-----------------------------------------------------------------------------------------------------
                              RIGHTS/WARRANTS -- 0.0%+ of Net Assets
                              CAPITAL GOODS -- 0.0%+
                              Industrial Machinery -- 0.0%+
                49^(a)(j)     LTR Intermediate Holdings, Inc.                           $          --
                                                                                        -------------
                              Total Capital Goods                                       $          --
-----------------------------------------------------------------------------------------------------
                              ENERGY -- 0.0%+
                              Oil & Gas Exploration & Production -- 0.0%+
             1,981^(a)(k)     Midstates Petroleum Co., Inc.                             $          --
                                                                                        -------------
                              Total Energy                                              $          --
-----------------------------------------------------------------------------------------------------
                              TOTAL RIGHTS/WARRANTS
                              (Cost $1)                                                 $          --
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18 43

-----------------------------------------------------------------------------------------------------
Number of                                    Counter-              Strike    Expiration
Contracts                     Description    party    Notional     Price     Date       Value
-----------------------------------------------------------------------------------------------------
                              OVER THE COUNTER (OTC) CALL
                              OPTIONS PURCHASED -- 0.0%+
            18,332^(l)        Desarrolladora Bank of New
                              Homex SAB      York Mellon
                              de CV          Corp.    MXN 18,332   USD --(n) 10/23/22   $          --
            18,332^(m)        Desarrolladora Bank of New
                              Homex SAB      York Mellon
                              de CV          Corp.    MXN 18,332   USD --(n) 10/23/22              --
                                                                                        -------------
                                                                                        $          --
-----------------------------------------------------------------------------------------------------
                              TOTAL OVER THE COUNTER (OTC) CALL
                              OPTIONS PURCHASED
                              (Premiums paid $--)                                       $          --
-----------------------------------------------------------------------------------------------------
                              CURRENCY PUT OPTIONS PURCHASED -- 0.1%
         3,522,000            Put EUR        Bank of
                              Call USD       America  EUR 50,168   EUR 1.15  5/27/19    $      83,760
         2,035,000            Put EUR        Bank of
                              Call USD       America  EUR 30,498   EUR 1.15  9/23/19           54,095
                                                                                        -------------
                                                                                        $     137,855
-----------------------------------------------------------------------------------------------------
                              TOTAL CURRENCY PUT OPTIONS PURCHASED
                              (Premiums paid $80,667)                                   $     137,855
-----------------------------------------------------------------------------------------------------
                              TOTAL OPTIONS PURCHASED
                              (Premiums paid $80,667)                                   $     137,855
-----------------------------------------------------------------------------------------------------
                              TOTAL INVESTMENTS IN UNAFFILIATED
                              ISSUERS -- 146.0%
                              (Cost $200,952,951)(o)                                    $ 200,629,634
-----------------------------------------------------------------------------------------------------
                              CURRENCY CALL OPTIONS WRITTEN -- (0.0)%+
        (3,522,000)           Call EUR       Bank of
                              Put USD        America  EUR (50,168) EUR 1.27  5/27/19    $      (4,990)
        (2,035,000)           Call EUR       Bank of
                              Put USD        America  EUR (30,498) EUR 1.27  9/23/19          (10,415)
                                                                                        -------------
                                                                                        $     (15,405)
-----------------------------------------------------------------------------------------------------
                              TOTAL CURRENCY CALL OPTIONS WRITTEN
                              (Premiums received $(80,667))                             $     (15,405)
-----------------------------------------------------------------------------------------------------
                              OTHER ASSETS AND LIABILITIES -- (46.0)%                   $ (63,238,394)
-----------------------------------------------------------------------------------------------------
                              NET ASSETS -- 100.0%                                      $ 137,375,835
=====================================================================================================

(1)      Securities are restricted as to resale.

bps      Basis Points.

CMT      Constant Maturity Treasury Index.

EURIBOR  Euro Interbank Offered Rate.

LIBOR    London Interbank Offered Rate.

PRIME    U.S. Federal Funds Rate.

REIT     Real Estate Investment Trust.

The accompanying notes are an integral part of these financial statements.

44 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2018, the value of these securities amounted to $88,844,987, or 64.7% of net assets.

+        Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at October 31, 2018.

+ Securities that used significant unobservable inputs to determine their value.

^ Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements --
         Note 1A.

(a)      Non-income producing security.

(b)      Security is perpetual in nature and has no stated maturity date.

(c) The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at October 31, 2018.

(d) Floating rate note. Coupon rate, reference index and spread shown at October 31, 2018.

(e)      Security is priced as a unit.

(f) Payment in Kind (PIK) security which may pay interest in the form of additional principal amount.

(g) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at October 31, 2018.

(h)      Rate to be determined.

(i) This term loan will settle after October 31, 2018, at which time the interest rate will be determined.

(j)      LTR Intermediate Holdings, Inc. is exercisable into 49 shares.

(k)      Midstates Petroleum Co., Inc. is exercisable into 1,981 shares.

(l) Option does not become effective until underlying company's outstanding common shares reach a market capitalization of MXN 12.5 Billion.

(m) Option does not become effective until underlying company's outstanding common shares reach a market capitalization of MXN 15.5 Billion.

(n)      Strike price is 1 Mexican Peso (MXN).

(o) Distributions of investments by country of issue, as a percentage of total investments based on country of domicile, is as follows:

         United States                                                     60.5%
         Bermuda                                                           15.5
         Netherlands                                                        3.3
         Luxembourg                                                         3.0
         Canada                                                             2.5
         Argentina                                                          1.7
         United Kingdom                                                     1.7
         Mexico                                                             1.5
         Ireland                                                            1.4
         Brazil                                                             1.2
         Other (individually less than 1%)                                  7.7
                                                                          ------
                                                                          100.0%
                                                                          ======

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18 45

FORWARD FOREIGN CURRENCY CONTRACTS

-----------------------------------------------------------------------------------------------------
           In
Currency   Exchange    Currency                                            Settlement    Unrealized
Purchased  for         Sold      Deliver           Counterparty            Date          Appreciation
-----------------------------------------------------------------------------------------------------
USD          182,609   IDR       (2,758,670,000)   Goldman Sachs           11/30/18      $   1,795
                                                   International
USD        3,024,694   EUR           (2,560,745)   State Street Bank &     11/30/18        120,893
                                                   Trust Co.
USD          232,022   MXN           (4,671,279)   State Street Bank &     1/31/19           5,220
                                                   Trust Co.
-----------------------------------------------------------------------------------------------------
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS                                                 $ 127,908
=====================================================================================================

SWAP CONTRACTS
OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION

-----------------------------------------------------------------------------------------------------
                            Obligation              Annual
Notional                    Reference/   Pay/       Fixed  Expiration Premiums  Unrealized   Market
Amount ($)(1) Counterparty  Index        Receive(2) Rate   Date       Received  Appreciation Value
-----------------------------------------------------------------------------------------------------
45,000        Goldman Sachs Chesapeake   Receive    5.00%  6/20/22    $ (5,512) $ 8,336      $  2,824
              International Energy Corp.
75,000        Goldman Sachs Chesapeake   Receive    5.00%  6/20/22      (9,188)  13,893         4,705
              International Energy Corp.
80,000        Goldman Sachs Chesapeake   Receive    5.00%  6/20/22      (9,000)  14,019         5,019
              International Energy Corp.
-----------------------------------------------------------------------------------------------------
TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP
CONTRACTS -- SELL PROTECTION                                          $(23,700) $36,248      $ 12,548
-----------------------------------------------------------------------------------------------------
TOTAL SWAP CONTRACTS                                                  $(23,700) $36,248      $ 12,548
=====================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)  Receives Quarterly.

Principal amounts are denominated in U.S. dollars ("USD") unless otherwise noted.

ARS  -- Argentine Peso

EUR  -- Euro

IDR  -- Indonesian Rupiah

MXN  -- Mexican Peso

Purchases and sales of securities (excluding temporary cash investments) for the six months ended October 31, 2018, were as follows:

--------------------------------------------------------------------------------
                                                   Purchases         Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government Securities               $        --       $        --
Other Long-term Securities                         $38,017,117       $34,697,587

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the "Adviser") serves as the Trust's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended October 31, 2018, the Trust engaged in purchases of $94,510 and sales of $0 pursuant to these procedures, which resulted in a net realized gain/loss of $0.

The accompanying notes are an integral part of these financial statements.

46 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18

At October 31, 2018, the net unrealized depreciation on investments based on cost for federal tax purposes of $202,006,326 was as follows:

      Aggregate gross unrealized appreciation for all investments in
        which there is an excess of value over tax cost                $   9,107,584

      Aggregate gross unrealized depreciation for all investments in
        which there is an excess of tax cost over value                  (10,359,225)
                                                                       --------------
      Net unrealized depreciation                                      $  (1,251,641)
                                                                       ==============

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of October 31, 2018, in valuing the Trust's investments.

-----------------------------------------------------------------------------------------------
                                      Level 1        Level 2         Level 3       Total
-----------------------------------------------------------------------------------------------
Common Stocks
  Health Care
    Equipment & Services
    Health Care Technology            $         --   $          --   $        699  $        699
  Retailing
    Computer & Electronics Retail               --              --         87,543        87,543
  All Other Common Stocks                    3,796              --             --         3,796
Convertible Preferred Stock                978,901              --             --       978,901
Preferred Stocks
  Diversified Financials
    Specialized Finance                         --         535,000             --       535,000
  Materials
    Diversified Chemicals                       --              --         45,523        45,523
  All Other Preferred Stocks             1,068,125              --             --     1,068,125
Asset Backed Securities                         --         724,845             --       724,845
Collateralized Mortgage
  Obligations                                   --          26,720             --        26,720
Commercial Mortgage-
  Backed Securities                             --       3,408,559             --     3,408,559
Convertible Corporate Bonds                     --       1,914,250             --     1,914,250
Corporate Bonds
  Diversified Financials
    Other Diversified Financial
      Services                                  --              --      7,130,085     7,130,085
  All Other Corporate Bonds                     --      93,533,385             --    93,533,385
Foreign Government Bonds                        --       5,140,756             --     5,140,756
Insurance-Linked Securities
  Collateralized Reinsurance
    Multiperil - Massachusetts                  --              --        411,670       411,670
    Multiperil - U.S. Regional                  --              --        246,475       246,475
    Multiperil - Worldwide                      --              --      3,684,894     3,684,894
    Windstorm - Florida                         --              --        597,600       597,600
    Windstorm - U.S. Regional                   --              --        501,650       501,650

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18 47

-----------------------------------------------------------------------------------------------
                                      Level 1        Level 2         Level 3       Total
-----------------------------------------------------------------------------------------------
Industry Loss Warranties
  Multiperil - U.S.                   $         --   $          --   $    492,905  $    492,905
Reinsurance Sidecars
  Multiperil - U.S.                             --              --      2,025,414     2,025,414
  Multiperil - U.S. Regional                    --              --        240,250       240,250
  Multiperil - Worldwide                        --              --     12,083,601    12,083,601
All Other Insurance-Linked
  Securities                                    --      13,715,135             --    13,715,135
Senior Secured Floating Rate
 Loan Interests
 Health Care Equipment &
   Services
   Health Care Technology                       --         569,466        230,918       800,384
 All Other Senior Secured
   Floating Rate Loan Interests                 --      51,093,614             --    51,093,614
Rights/Warrants
 Capital Goods
   Industrial Machinery                         --              --             --*           --*
 Energy
   Oil & Gas Exploration &
     Production                                 --              --             --*           --*
Over The Counter (OTC) Call
 Options Purchased                              --              --*            --            --*
Currency Put Options Purchased                  --         137,855             --       137,855
-----------------------------------------------------------------------------------------------
Total Investments in Securities       $  2,050,822   $ 170,799,585   $ 27,779,227  $200,629,634
===============================================================================================
Other Financial Instruments
 Currency Call Options Written        $         --   $     (15,405)  $         --  $    (15,405)
 Net unrealized appreciation
   on forward foreign
   currency contracts                           --         127,908             --       127,908
 Swap contracts, at value                       --          12,548             --        12,548
-----------------------------------------------------------------------------------------------
Total Other
 Financial Instruments                $         --   $     125,051   $         --  $    125,051
===============================================================================================

*    Securities valued at $0.

The accompanying notes are an integral part of these financial statements.

48 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18

------------------------------------------------------------------------------------------------------------------
                                               Change in
                       Balance        Realized unrealized                                Accrued      Balance
                       as of          gain     appreciation                              discounts/   as of
                       4/30/18        (loss)   (depreciation) Purchases    Sales         premiums     10/31/18
------------------------------------------------------------------------------------------------------------------
Common Stocks
  Capital Goods
     Industrial
       Machinery       $       103    $  (103) $      --      $        --  $         --  $       --   $         --
  Health Care
     Equipment &
     Services
  Health Care
     Technology                699         --         --               --            --          --            699
  Retailing
     Computer &
       Electronics
       Retailing            82,913         --      4,630               --            --          --         87,543
Preferred Stocks
  Materials
     Diversified
       Chemicals            45,523         --         --               --            --          --         45,523
Corporate Bonds
  Diversified
  Financials
     Other Diversified
       Financial
       Services          6,816,404         --    301,326               --            --      12,355      7,130,085
Insurance-Linked
  Securities
  Collateralized
     Reinsurance
     Multiperil -
       Australia           186,782(a)  (9,867)   (25,482)              --      (151,433)         --             --
     Multiperil -
       Massachusetts       399,880(a)      --     (1,300)         407,649      (394,559)                   411,670
     Multiperil -
       U.S. Regional       499,600(a)      --        787          243,500      (476,563)    (20,849)       246,475
     Multiperil -
       Worldwide         4,109,313(a)      --     68,626          993,651    (1,486,696)         --      3,684,894
     Windstorm -
       Florida           698,550(a)        --   (100,950)              --            --          --        597,600
     Windstorm -
       North Carolina       25,125(a)      --    (18,354)              --        (6,771)         --             --
     Windstorm -
       U.S. Regional     1,499,625(a)      --    (60,879)         477,899    (1,414,995)         --        501,650
  Industry Loss
     Warranties
     Multiperil - U.S.     471,850(a)      --     21,055               --            --          --        492,905
  Reinsurance
     Sidecars
     Multiperil - U.S.   2,087,500(a)      --     (9,670)              --       (52,416)         --      2,025,414
     Multiperil -
       U.S. Regional       261,000(a)      --    (20,750)              --            --          --        240,250
     Multiperil -
       Worldwide        11,605,042(a)  (8,816)   (85,373)       2,194,128    (1,622,433)      1,053     12,083,601

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18 49

------------------------------------------------------------------------------------------------------------------
                                               Change in
                       Balance        Realized unrealized                                Accrued      Balance
                       as of          gain     appreciation                              discounts/   as of
                       4/30/18        (loss)   (depreciation) Purchases    Sales         premiums     10/31/18
------------------------------------------------------------------------------------------------------------------
Senior Secured
 Floating Rate
 Loan Interests
 Capital Goods
    Aerospace &
      Defense          $ 1,007,250    $26,518  $ (27,035)     $        --  $ (1,007,201) $      468   $         --
 Health Care
    Equipment &
    Services
    Health Care
      Technology           243,918        714       (788)              --       (19,999)      7,073        230,918
------------------------------------------------------------------------------------------------------------------
Total                  $30,041,077    $ 8,446  $  45,843      $ 4,316,827  $ (6,633,066) $      100   $ 27,779,227
==================================================================================================================

(a) Securities were classified as Corporate Bonds on the October 31, 2017 financial statements.

* Transfers are calculated on the beginning of period values. During the six months ended October 31, 2018, there were no transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at October 31, 2018: $118,189.

The following table presents additional information about valuation techniques and inputs used for investments categorized as Level 3 at October 31, 2018. These amounts exclude valuations provided by a broker.

------------------------------------------------------------------------------------------
                       Fair Value   Valuation           Unobservable           Value/
Asset Type             10/31/2018   Technique           Input                  Range
------------------------------------------------------------------------------------------
Senior Secured
Floating Rate                                           EBITDA Multiples(1)    4-7x
Loan Interests         $ 230,918    Market Comparables  Yield Comparables      6.54%-9.03%
------------------------------------------------------------------------------------------
Corporate Bonds
& Notes                $7,138,427   Market Comparables  Yield Premiums(2)      1.05%
------------------------------------------------------------------------------------------
Common Stocks          $   88,242   Market Comparables  EBITDA Multiples(1)    4x-6x
------------------------------------------------------------------------------------------
Preferred Stocks       $   45,523   Market Comparables  EBITDA Multiples(1)    7x-8.5x
------------------------------------------------------------------------------------------

(1) An increase in this unobservable input would result in a higher fair value measurement, while a decrease would result in a lower fair value measurement.

(2) An increase in this unobservable input would result in a lower fair value measurement, while a decrease would result in a higher fair value measurement.

The accompanying notes are an integral part of these financial statements.

50 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18

Statement of Assets and Liabilities | 10/31/18 (unaudited)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $200,952,951)         $200,629,634
  Foreign currencies, at value (cost $1,847,683)                               1,803,179
  Net unrealized appreciation on forward foreign currency contracts              127,908
  Swap contracts, at value (net premiums received $(23,700))                      12,548
  Unrealized appreciation on unfunded loan commitments                               350
  Receivables --
     Investment securities sold                                                  534,878
     Interest                                                                  2,227,829
  Other assets                                                                     3,726
-----------------------------------------------------------------------------------------
        Total assets                                                        $205,340,052
=========================================================================================
LIABILITIES:
   Payables --
      Credit agreement                                                      $ 64,000,000
      Investment securities purchased                                          3,531,500
      Trustees' fees                                                               1,879
      Interest expense                                                           121,765
   Written options outstanding (net premiums received $(80,667))                  15,405
   Due to Custodian                                                              156,974
   Due to affiliates                                                              22,666
   Accrued expenses                                                              114,028
-----------------------------------------------------------------------------------------
         Total liabilities                                                  $ 67,964,217
=========================================================================================
NET ASSETS:
  Paid-in capital                                                           $172,050,019
  Distributable earnings (loss)                                              (34,674,184)
-----------------------------------------------------------------------------------------
         Net assets                                                         $137,375,835
=========================================================================================
NET ASSET VALUE PER SHARE:
  No par value
     Based on $137,375,835/8,332,790 shares                                 $      16.49
=========================================================================================

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18 51

Statement of Operations (unaudited)

FOR THE SIX MONTHS ENDED 10/31/18

INVESTMENT INCOME:
   Interest from unaffiliated issuers                       $  7,448,805
   Dividends from unaffiliated issuers                            85,074
-----------------------------------------------------------------------------------------
      Total investment income                                              $   7,533,879
=========================================================================================
EXPENSES:
  Management fees                                           $    874,875
  Administrative expense                                          30,521
  Transfer agent fees                                              5,502
  Shareowner communications expense                                4,396
  Custodian fees                                                  16,645
  Professional fees                                               33,593
  Printing expense                                                 8,959
  Pricing fees                                                    23,025
  Trustees' fees                                                   5,162
  Interest expense                                               950,193
  Miscellaneous                                                   13,580
-----------------------------------------------------------------------------------------
     Total expenses                                                        $   1,966,451
-----------------------------------------------------------------------------------------
         Net investment income                                             $   5,567,428
=========================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                    $ (1,346,938)
     Forward foreign currency contracts                          155,274
     Swap contracts                                                5,111
     Other assets and liabilities denominated in
        foreign currencies                                      (161,464)  $  (1,348,017)
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                    $ (4,627,369)
     Written options                                              65,261
     Forward foreign currency contracts                          122,324
     Swap contracts                                               16,206
     Unfunded loan commitments                                       350
     Other assets and liabilities denominated in
        foreign currencies                                       (42,436)  $  (4,465,664)
-----------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                   $  (5,813,681)
-----------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                     $    (246,253)
=========================================================================================

The accompanying notes are an integral part of these financial statements.

52 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended           Year
                                                           10/31/18        Ended
                                                           (unaudited)     4/30/18
-------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                               $  5,567,428    $  10,278,098
Net realized gain (loss) on investments                      (1,348,017)      (1,363,543)
Change in net unrealized appreciation (depreciation)
  on investments                                             (4,465,664)      (3,352,830)
-------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
          from operations                                  $   (246,253)   $   5,561,725
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
($0.57 and $1.26 per share, respectively)                  $ (4,749,690)   $ (10,499,315)**
-------------------------------------------------------------------------------------------
     Total distributions to shareowners                    $ (4,749,690)   $ (10,499,315)
-------------------------------------------------------------------------------------------
     Net decrease in net assets                            $ (4,995,943)   $  (4,937,590)
NET ASSETS:*
Beginning of period                                        $142,371,778    $ 147,309,368
-------------------------------------------------------------------------------------------
End of period                                              $137,375,835    $ 142,371,778
===========================================================================================

* For the year ended April 30, 2018 distributions in excess of net investment income was presented as follows: $(1,327,299)

** For the year ended April 30, 2018 distributions to shareowners were presented as net investment income.

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18 53

Statement of Cash Flows (unaudited)

For the Six Months Ended 10/31/18

Cash Flows From Operating Activities:
   Net increase in net assets resulting from operations                              $    (246,253)
---------------------------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets resulting from operations to net cash and foreign currencies from operating activities:

   Purchases of investment securities                                                $ (40,604,113)
   Proceeds from disposition and maturity of investment securities                      34,856,589
   Net proceeds from temporary cash investments                                          7,126,502
   Net (accretion) and amortization of discount/premium on investment securities          (265,848)
   Change in unrealized depreciation on investments in unaffiliated issuers              4,627,369
   Change in unrealized appreciation on unfunded loan commitments                             (350)
   Change in unrealized depreciation on swap contracts                                     (16,206)
   Change in unrealized appreciation on forward foreign currency contracts                (122,324)
   Change in unrealized depreciation on other assets and liabilities
      denominated in foreign currency                                                       39,094
   Change in unrealized appreciation on written options                                    (65,261)
   Net realized loss on investments                                                      1,346,938
   Increase in interest receivable                                                        (124,970)
   Increase in other assets                                                                 (2,904)
   Decrease in due to affiliates                                                              (746)
   Increase in trustees' fees payable                                                        1,181
   Decrease in accrued expenses payable                                                    (44,482)
   Proceeds from sale of written options                                                    80,667
---------------------------------------------------------------------------------------------------
      Net cash and foreign currencies from operating activities                      $   6,584,883
---------------------------------------------------------------------------------------------------
Cash Flows Used in Financing Activities:
   Increase in due to custodian                                                      $     156,974
   Increase in interest expenses payable                                                   (25,913)
   Distributions to shareowners                                                         (5,541,305)
---------------------------------------------------------------------------------------------------
      Net cash and foreign currencies used in financing activities                   $  (5,410,244)
---------------------------------------------------------------------------------------------------
Effect of Foreign Exchange Fluctuations on Cash:
   Effect of foreign exchange fluctuations on cash                                   $     (39,094)
---------------------------------------------------------------------------------------------------
Cash and Foreign Currencies:
   Beginning of the period                                                           $     667,634
---------------------------------------------------------------------------------------------------
   End of the period                                                                 $   1,803,179
===================================================================================================
Cash Flow Information:
   Cash paid for interest                                                            $     976,106
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

54 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                     Ended          Year         Year         Year        Year         Year
                                                     10/31/18       Ended        Ended        Ended       Ended        Ended
                                                     (unaudited)    4/30/18      4/30/17*     4/30/16*    4/30/15*     4/30/14
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                 $  17.09       $  17.68     $  16.63     $  18.39    $  20.03     $  20.70
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations: (a)
   Net investment income                             $   0.67       $   1.23     $   1.29     $   1.55    $   1.82     $   1.98
   Net realized and unrealized gain (loss) on
      investments                                       (0.70)         (0.56)        1.20        (1.81)      (1.63)       (0.36)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations   $  (0.03)      $   0.67     $   2.49     $  (0.26)   $   0.19     $   1.62
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners from:
   Net investment income and previously
      undistributed net investment income            $  (0.57)      $  (1.26)**  $  (1.44)**  $  (1.50)   $  (1.83)**  $  (2.29)**
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value           $  (0.60)      $  (0.59)    $   1.05     $  (1.76)   $  (1.64)    $  (0.67)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $  16.49       $  17.09     $  17.68     $  16.63    $  18.39     $  20.03
------------------------------------------------------------------------------------------------------------------------------------
Market value, end of period                          $  13.92       $  15.00     $  16.70     $  15.60    $  17.42     $  20.85
====================================================================================================================================
Total return at net asset value (b)                      0.33%(c)       4.58%       16.20%       (1.01)%      1.21%        8.47%
Total return at market value (b)                        (3.51)%(c)     (2.82)%      17.01%       (1.26)%     (7.90)%       7.12%
Ratios to average net assets of shareowners:
   Total expenses plus interest expense (d)              2.78%(e)       2.54%        2.12%        1.99%       1.85%        1.86%
   Net investment income available to shareowners        7.88%(e)       7.07%        7.52%        9.11%       9.52%        9.88%
Portfolio turnover                                         18%(c)         37%          58%          36%         48%          38%
Net assets, end of period (in thousands)             $137,376       $142,372     $147,309     $138,570    $153,276     $166,611

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18 55

------------------------------------------------------------------------------------------------------------------------------------
                                                                 Six Months
                                                                 Ended       Year        Year        Year       Year       Year
                                                                 10/31/18    Ended       Ended       Ended      Ended      Ended
                                                                 (unaudited) 4/30/18     4/30/17*    4/30/16*   4/30/15*   4/30/14
------------------------------------------------------------------------------------------------------------------------------------
Total amount of debt outstanding (in thousands)                  $64,000     $64,000     $57,000     $57,000    $64,000    $67,000
Asset coverage per $1,000 of indebtedness (in thousands)         $ 3,146     $ 3,225     $ 3,584     $ 3,431    $ 3,395    $ 3,487
====================================================================================================================================

* The Trust was audited by an independent registered public accounting firm other than Ernst & Young LLP.

** The amount of distributions made to shareowners during the year were in excess of the net investment income earned by the Trust during the year. The Trust has accumulated undistributed net investment income which is part of the Trust's net asset value ("NAV"). A portion of the accumulated net investment income was distributed to shareowners during the year.

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.

(b) Total investment return is calculated assuming a purchase of common shares at the current net asset value or market value on the first day and a sale at the current net asset value or market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(c)  Not annualized.

(d) Includes interest expense of 1.34% (annualized), 1.06%, 0.62%, 0.50%, 0.43% and 0.45%, respectively.

(e)  Annualized.

The accompanying notes are an integral part of these financial statements.

56 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18

Notes to Financial Statements | 10/31/18 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Diversified High Income Trust (the "Trust") was organized as a Delaware statutory trust on January 30, 2007. Prior to commencing operations on May 30, 2007, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to seek a high level of current income and the Trust may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its investment objective.

Amundi Pioneer Asset Management, Inc., an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Trust's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Trust's distributor (the "Distributor").

In August 2018, the SEC released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Trust's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Trust is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Trust to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Trust is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18 57 to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times. The Trust may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

58 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18

     Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Trust's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices, and such differences could be material.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18 59

     At October 31, 2018, 10 securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 5.46% of net assets. The value of these fair valued securities was $7,503,110.

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

     Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

60 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18

D.   Federal Income Taxes

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of April 30, 2018, the Trust did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended April 30, 2018 was as follows:

     ---------------------------------------------------------------------------
                                                                           2018
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                $10,499,315
     ---------------------------------------------------------------------------
          Total                                                     $10,499,315
     ===========================================================================

     The following shows the components of distributable earnings (losses) on a federal income tax basis at April 30, 2018:

     ---------------------------------------------------------------------------
                                                                         2018
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                 $    644,023
     Capital loss carryforward                                      (32,669,868)
     Other book/tax temporary differences                            (1,973,057)
     Unrealized appreciation                                          4,320,661
     ---------------------------------------------------------------------------
          Total                                                    $(29,678,241)
     ===========================================================================

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18 61

     The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization methods and discounts on fixed income securities.

E.   Risks

     At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

     The value of securities held by the Trust may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     The Trust invests in below investment grade (high yield) debt securities, floating rate loans and insurance-linked securities. The Trust may invest in securities and other obligations of any credit quality, including those that are rated below investment grade, or are unrated but are determined by the Adviser to be of equivalent credit quality. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities. Certain securities in which the Trust invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Trust will not receive its sale proceeds until that time, which may constrain the Trust's ability to meet its obligations. The Trust may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the

62 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18 extent that the fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, terrorism, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions.

     The Trust may invest a significant amount of its total assets in illiquid securities. Illiquid securities are securities that the Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less, without the sale or disposition significantly changing the market value of the securities.

     Interest rates in the U.S. have been historically low and have begun to rise, so the Trust faces a heightened risk that interest rates may continue to rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities.

     With the increased use of technologies such as the Internet to conduct business, the Trust is susceptible to operational, information security and related risks. While the Trust's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Trust cannot control the cybersecurity plans and systems put in place by service providers to the Trust such as Brown Brothers Harriman & Co., the Trust's custodian and accounting agent, American Stock Transfer & Trust Company ("AST"), the Trust's transfer agent. In addition, many beneficial owners of Trust shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Trust's service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Trust's ability to calculate its net asset value, impediments to trading, the inability of Trust shareowners to effect share purchases or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance cost. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18 63

F.   Insurance-Linked Securities ("ILS")

     The Trust invests in event-linked and other ILS. The Trust could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur and, accordingly, ILS carry significant risk. The Trust is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Trust to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Trust's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

     Where the ILS are based on the performance of underlying reinsurance contracts, the Trust has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Trust's structured reinsurance investments, and therefore the Trust's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Trust. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Trust is forced to sell an illiquid asset, the Trust may be forced to sell at a loss.

64 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18

G.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Trust purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Trust at a later date, and at a specific price, which is typically higher than the purchase price paid by the Trust. The securities purchased serve as the Trust's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian or a sub-custodian of the Trust. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Trust is entitled to sell the securities, but the Trust may not be able to sell them for the price at which they were purchased, thus causing a loss to the Trust. Additionally, if the counterparty becomes insolvent, there is some risk that the Trust will not have a right to the securities, or the immediate right to sell the securities.

     As of October 31, 2018, the Trust had no open repurchase agreements.

H.   Purchased Options

     The Trust may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Trust to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Trust is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Trust's Statement of Operations. As the purchaser of an index option, the Trust has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

     The average market value of purchased options contracts open during the six months ended October 31, 2018 was $63,855. Open purchased options at October 31, 2018 are listed in the Trust's Schedule of Investments.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18 65

I.   Option Writing

     The Trust may write put and covered call options to seek to increase total return. When an option is written, the Trust receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Trust writes an option, an amount equal to the premium received by the Trust is recorded as "Written options outstanding" on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Trust on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Trust has realized a gain or loss. The Trust as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

     The average market value of written options for the six months ended October 31, 2018 was $(27,676). Open written options contracts at October 31, 2018 are listed in the Trust's Schedule of Investments.

J.   Forward Foreign Currency Contracts

     The Trust may enter into forward foreign currency contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

     At October 31, 2018, the Trust had entered into various forward foreign currency contracts that obligated the Trust to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Trust may close out such contract by entering into an offsetting contract.

     The average market value of forward foreign currency contracts open during the six months ended October 31, 2018, was $(3,149,648). Forward foreign currency contracts outstanding at October 31, 2018, are listed in the Schedule of Investments.

66 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18

K.   Credit Default Swap Contracts

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Trust may buy or sell credit default swap contracts to seek to increase the Trust's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

     As a seller of protection, the Trust would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Trust. In return, the Trust would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Trust would keep the stream of payments and would have no payment obligation. The Trust may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Trust would function as the counterparty referenced above.

     As a buyer of protection, the Trust makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Trust, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Trust are recorded as realized gains or losses on the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Trust had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Trust is a protection buyer and no credit event occurs, it will lose its investment. If the Trust is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Trust, together with the periodic payments received, may be less than the amount the Trust pays to the protection buyer,

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18 67 resulting in a loss to the Trust. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Trust for the same reference obligation with the same counterparty.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Trust are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Trust is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swaps" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at October 31, 2018, is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

     The average market value of credit default swap contracts open during the six months ended October 31, 2018 was $6,844. Open credit default swap contracts at October 31, 2018 are listed in the Schedule of Investments.

L.   Automatic Dividend Reinvestment Plan

     All shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the "Plan"), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the "Plan Agent"), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

     If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividends in shares of the Trust on terms that differ from the terms of the Plan.

68 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18

     Whenever the Trust declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Trust or (ii) by purchase of outstanding shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.

2. Management Agreement

The Adviser manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with the Adviser are calculated daily at the annual rate of 0.85% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. For the six months ended October 31, 2018 the net management fee was 0.85% (annualized) of the Trust's average daily managed assets, which was equivalent to 1.24% (annualized) of the Trust's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Trust as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $22,666 in management fees, administrative costs and certain other reimbursements payable to the Adviser at October 31, 2018.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18 69

3. Transfer Agent

AST serves as the transfer agent with respect to the Trust's shares. The Trust pays AST an annual fee, as is agreed to from time to time by the Trust and AST, for providing such services.

In addition, the Trust reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls.

4. Master Netting Agreements

The Trust has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Trust's credit risk to its counterparty equal to any amounts payable by the Trust under the applicable transactions, if any. However, the Trust's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Trust and/or counterparty is held in segregated accounts by the Trust's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Trust's

70 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18 collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Swaps collateral". Securities pledged by the Trust as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Trust as of October 31, 2018.

----------------------------------------------------------------------------------------------
                    Derivative
                    Assets
                    Subject to       Derivatives    Non-Cash     Cash          Net Amount
                    Master Netting   Available      Collateral   Collateral    of Derivative
Counterparty        Agreement        for Offset     Received (a) Received (a)  Assets (b)
----------------------------------------------------------------------------------------------
Bank of America NA  $137,855         $ (15,405)     $ --         $ --          $ 122,450
Goldman Sachs         38,043                --        --           --             38,043
 International
State Street         126,113                --        --           --            126,113
 Bank & Trust Co.
----------------------------------------------------------------------------------------------
 Total              $302,011         $ (15,405)     $ --         $ --          $ 286,606
==============================================================================================

----------------------------------------------------------------------------------------------
                    Derivative
                    Liabilities
                    Subject to       Derivatives    Non-Cash     Cash          Net Amount
                    Master Netting   Available      Collateral   Collateral    of Derivative
Counterparty        Agreement        for Offset     Pledged (a)  Pledged (a)   Liabilities (c)
----------------------------------------------------------------------------------------------
Bank of America NA  $ 15,405         $ (15,405)     $ --         $ --          $      --
Goldman Sachs             --                --        --           --                 --
 International
State Street              --                --        --           --                 --
 Bank & Trust Co.
----------------------------------------------------------------------------------------------
 Total              $ 15,405         $ (15,405)     $ --         $ --          $      --
==============================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged, as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

5.   Additional Disclosures about Derivative Instruments and Hedging Activities

The Trust's use of derivatives may enhance or mitigate the Trust's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Trust.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18 71

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2018 was as follows:

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
                                                  Foreign
                          Interest     Credit     Exchange     Equity  Commodity
                          Rate Risk    Risk       Rate Risk    Risk    Risk
--------------------------------------------------------------------------------
Assets:
 Currency put options
  purchased*              $ --         $    --    $137,855     $ --    $ --
 Net unrealized
  appreciation on
  forward foreign
  currency contracts        --              --     127,908       --      --
 Swap contracts,
  at value                  --          12,548          --       --      --
--------------------------------------------------------------------------------
  Total Value             $ --         $12,548    $265,763     $ --    $ --
================================================================================
Liabilities:
 Written options
   outstanding            $ --         $    --    $ 15,405     $ --    $ --
--------------------------------------------------------------------------------
   Total Value            $ --         $    --    $ 15,405     $ --    $ --
================================================================================

* Reflects the market value of purchased option contracts (see Note 1H.). These amounts are included in investments in unaffiliated issuers, at value, on the statement of assets and liabilities.

72 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2018 was as follows:

--------------------------------------------------------------------------------
Statement of Operations
                                                  Foreign
                          Interest     Credit     Exchange     Equity  Commodity
                          Rate Risk    Risk       Rate Risk    Risk    Risk
--------------------------------------------------------------------------------
Net realized
 gain (loss):
 Forward foreign
  currency contracts      $ --         $    --    $155,274     $ --    $ --
 Swap contracts             --           5,111          --       --      --
--------------------------------------------------------------------------------
  Total Value             $ --         $ 5,111    $155,274     $ --    $ --
================================================================================
Change in net
 unrealized
 appreciation
 (depreciation) on:
 Currency put options
  purchased**             $ --         $    --    $ 57,188     $ --    $ --
 Written options            --              --      65,261       --      --
 Forward foreign
  currency contracts        --              --     122,324       --      --
 Swap contracts             --          16,206          --       --      --
--------------------------------------------------------------------------------
  Total Value             $ --         $16,206    $244,773     $ --    $ --
================================================================================

** Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1H.). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the statements of operations.

6. Unfunded Loan Commitments

The Trust may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Trust is obliged to provide funding to the borrower upon demand. A fee is earned by the Trust on the unfunded commitment and is recorded as interest income on the Statement of Operations.

As of October 31, 2018, the Trust had the following unfunded loan commitments outstanding:

--------------------------------------------------------------------------------
                                                                    Unrealized
Loan                                Principal  Cost       Value     Appreciation
--------------------------------------------------------------------------------
NMN Holdings III Corp.              $70,000    $69,825    $70,175   $350
--------------------------------------------------------------------------------
Total Value                         $70,000    $69,825    $70,175   $350
================================================================================

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18 73

7. Trust Shares

Transactions in shares of beneficial interest for the six months ended October 31, 2018 and the year ended April 30, 2018 were as follows:

--------------------------------------------------------------------------------
                                                         10/31/18        4/30/18
--------------------------------------------------------------------------------
Shares outstanding at beginning of period               8,332,790      8,332,790
--------------------------------------------------------------------------------
Shares outstanding at end of period                     8,332,790      8,332,790
================================================================================

8. Credit Agreement

Effective January 27, 2017, the Trust extended the maturity of its existing Revolving Credit Facility (the "credit agreement") with the Bank of Scotia to January 27, 2020. There is a $70 million borrowing limit.

At October 31, 2018, the Trust had a borrowing outstanding under the credit agreement totaling $64,000,000. The interest rate charged at October 31, 2018 was 3.31%. During the six months ended October 31, 2018, the average daily balance was $64,000,000 at an average interest rate of 2.95% (annualized). Interest expense of $950,193 in connection with the credit agreement is included on the Statement of Operations.

The Trust is required to maintain 300% asset coverage with respect to amounts outstanding under the credit agreement. Asset coverage is calculated by subtracting the Trust's total liabilities not including any bank loans and senior securities, from the Trust's total assets and dividing such amount by the principal amount of the borrowing outstanding.

9. Subsequent Events

A monthly dividend was declared on November 5, 2018 from undistributed and accumulated net investment income of $0.0950 per share payable November 30, 2018, to shareowners of record on November 16, 2018.

74 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18

ADDITIONAL INFORMATION

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its shares in the open market.

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. ("the Adviser"), the Trust's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Trust's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Trust upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Trust's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Trust's independent registered public accounting firm, D&T's reports on the Trust's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18 75

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged an independent registered public accounting firm, Ernst & Young LLP ("EY").

Prior to its engagement, EY had advised the Trust's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Trust, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Trust under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Trust, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

76 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18

Results of Shareholder Meeting

At the annual meeting held on September 20, 2018, shareowners of the Trust were asked to consider the proposal described below. A report of the total votes cast by the Trust's shareholders follows:

Proposal 1 - To elect three Class II Trustees

--------------------------------------------------------------------------------
Nominee                                                 For             Withheld
--------------------------------------------------------------------------------
Thomas J. Perna                                         6,815,467       791,366
Marguerite A. Piret                                     6,817,508       789,325
Fred J. Ricciardi                                       6,818,738       788,095

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18 77

Approval of Investment Management Agreement

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer Diversified High Income Trust (the "Trust") pursuant to an investment management agreement between APAM and the Trust. In order for APAM to remain the investment adviser of the Trust, the Trustees of the Trust must determine annually whether to renew the investment management agreement for the Trust.

The contract review process began in January 2018 as the Trustees of the Trust agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2018, July 2018 and September 2018. In addition, the Trustees reviewed and discussed the Trust's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Trust provided to the Trustees at regularly scheduled meetings, in connection with the review of the Trust's investment management agreement.

In March 2018, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Trust, as well as the level of investment by the Trust's portfolio managers in the Trust. In July 2018, the Trustees, among other things, reviewed the Trust's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Trust and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Trust and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2018.

At a meeting held on September 18, 2018, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Trust, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees

78 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18 considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Trust, taking into account the investment objective and strategy of the Trust. The Trustees also reviewed APAM's investment approach for the Trust and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Trust. They also reviewed the amount of non-Trust assets managed by the portfolio managers of the Trust. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Trust, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Trust's service providers and provides the Trust with personnel (including Trust officers) and other resources that are necessary for the Trust's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Trust's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Trust were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Trust

In considering the Trust's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Trust's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Trust's benchmark index. They also discuss the Trust's performance with APAM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18 79

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Trust in comparison to the management fees and expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Trust's shareowners.

The Trustees considered that the Trust's management fee (based on managed assets) for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio (based on managed assets) of the Trust's common shares for the most recent fiscal year was in the second quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Trust and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Trust and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Trust and considered that, under the investment management agreement with the Trust, APAM performs additional services for the Trust that it does not provide to those other clients or services that are broader in scope, including oversight of the Trust's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Trust is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Trust.

The Trustees concluded that the management fee payable by the Trust to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

80 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Trust, including the methodology used by APAM in allocating certain of its costs to the management of the Trust. The Trustees also considered APAM's profit margin in connection with the overall operation of the Trust. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Trust was not unreasonable.

Economies of Scale

The Trustees considered the extent to which APAM may realize economies of scale or other efficiencies in managing and supporting the Trust. Since the Trust is a closed-end fund that has not raised additional capital, the Trustees concluded that economies of scale were not a relevant consideration in the renewal of the investment advisory agreement.

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Trust. The Trustees considered the character and amount of fees paid or to be paid by the Trust, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Trust and to APAM and its affiliates from the use of "soft" commission dollars generated by the Trust to pay for research and brokerage services.

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Trust, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18 81 resources available to APAM. The Trustees considered that APAM and the Trust receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Trust, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Trust were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Trust, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

82 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18

Trustees, Officers and Service Providers

Trustees                                   Officers
Thomas J. Perna, Chairman                  Lisa M. Jones, President and
David R. Bock                                 Chief Executive Officer
Benjamin M. Friedman                       Mark E. Bradley, Treasurer and
Margaret B.W. Graham                          Chief Financial Officer
Lisa M. Jones                              Christopher J. Kelley, Secretary and
Lorraine H. Monchak                           Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
American Stock Transfer & Trust Company

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18 83

                          This page is for your notes.

84 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                                    1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                                    Write to

General inquiries, lost dividend checks,               American Stock
change of address, lost stock certificates,            Transfer & Trust
stock transfer                                         Operations Center
                                                       6201 15th Ave.
                                                       Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                      American Stock
                                                       Transfer & Trust
                                                       Wall Street Station
                                                       P.O. Box 922
                                                       New York, NY 10269-0560

Website                                                www.amstock.com

For additional information, please contact your investment advisor or visit our web site www.amundipioneer.com.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com


Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2018 Amundi Pioneer Asset Management 21398-11-1218

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

N/A



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Diversified High Income Trust


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 28, 2018


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 28, 2018


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 28, 2018

* Print the name and title of each signing officer under his or her signature.